                                 EXECUTION COPY

                           LOAN AND SECURITY AGREEMENT
                                   NO. V07106

This Loan and Security Agreement (this "Loan  Agreement"),  made as of March 23,
2007 by and between  BlueCrest  Capital  Finance,  L.P.  ("Lender"),  a Delaware
limited  partnership with its principal place of business at 225 West Washington
Street,  Suite  200,  Chicago,  Illinois  60606,  and  SWMX,  Inc.,  a  Delaware
corporation,  and SoftWave Media Exchange, Inc., a Delaware corporation (jointly and severally,  "Borrower"),  each having its principal place of business at One
Bridge Street, Irvington, New York, 10533.

In  consideration  of the promises set forth herein,  Lender and Borrower  agree upon the following terms and conditions:

1.    GENERAL DEFINITIONS

The  following  words,  terms and /or phrases  shall have the meanings set forth thereafter and such meanings shall be applicable to the singular and plural form thereof giving effect to the numerical difference:

      A. "Account"  means any "account," as such term is defined in the UCC, now owned or  hereafter  acquired  by  Borrower  or in which  Borrower  now holds or hereafter  acquires any interest  and, in any event,  shall include all accounts receivable,  book debts,  rights to payment,  and other forms of obligations now owned or  hereafter  received or acquired by or  belonging  or owing to Borrower
(including  under any trade  name,  style or division  thereof),  whether or not arising  out of goods or  software  sold or  licensed  or  services  rendered by
Borrower or from any other  transaction  (including any such obligation that may be  characterized  as an account or contract  right  under the UCC),  and all of
Borrower's  rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services,  and all of Borrower's rights to any goods represented by any of the foregoing  (including unpaid seller's rights of  rescission,  replevin,  reclamation  and  stoppage  in transit and rights to returned,  reclaimed or repossessed  goods), and all monies due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance  of services or both by  Borrower  or in  connection  with any other transaction  (whether or not yet earned by performance on the part of Borrower), now in  existence  or hereafter  occurring,  including  the right to receive the proceeds of said purchase orders and contracts,  and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

      B. "Account Debtor" means any Person obligated on an Account.

      C. "Affiliate"  means, as applied to any Person, any other Person directly or indirectly  controlling,  controlled by, or under common  control with,  that
Person.  For  the  purposes  of  this  definition,  "control"  (including,  with correlative meanings, the terms "controlling", "controlled by" and "under common control  with"),  as applied to any Person,  means the  possession,  directly or indirectly,  of the  power  (i) to vote  10% or more  of the  securities  having ordinary  voting  power for the  election of directors of such Person or (ii) to direct or cause the  direction  of the  management  and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

      D. "Approved  Foreign Account  Debtors" means the collective  reference to those Persons  identified on Schedule 1 hereto,  as such Schedule may be revised by Borrower and Lender in writing from time to time;  provided  that Lender may, after  consultation  with  Borrower,  disqualify one or more Persons as Approved
Foreign Account Debtors in its reasonable discretion.

      E.  "Borrower's  Liabilities"  means all  obligations  and  liabilities of
Borrower  to  Lender  (including  without  limitation  all  debts,  claims,  and
indebtedness)  whether  primary,   secondary,   direct,  contingent,   fixed  or
otherwise,  heretofore,  now and/or from time to time  hereafter  owing,  due or payable,  however evidenced,  created,  incurred,  acquired or owing and however arising,  whether under this Loan Agreement  and/or any promissory note or other instrument  issued  pursuant  hereto  or  the  "Other  Agreements"  (hereinafter defined), or by oral agreement or operation of law or otherwise.

      F.  "Borrowing  Base" means,  at any time, (a) 80% of Borrower's  Eligible
Accounts at such time, minus (b) any Reserves established by Lender. Lender may, in its sole discretion, reduce the advance rate set forth above, adjust Reserves or reduce one or more of the other elements used in computing the Borrowing Base after  consultation  with Borrower,  with any such changes to be effective three
(3) Business Days after delivery of notice thereof to Borrower.

      G. "Borrowing Base Certificate" means a certificate,  signed and certified as  accurate  and  complete  by the Chief  Financial  Officer  of  Borrower,  in
substantially  the form of Exhibit C or  another  form  which is  acceptable  to
Lender in its sole discretion.

      H.  "Business Day" means a day of the year on which banks are not required or authorized to close in New York City or Chicago, Illinois.

      I.  "Cash"  means all cash,  money (as such term is  defined  in the UCC), currency,  and liquid funds,  wherever  held, in which Borrower now or hereafter acquires any right, title, or interest.

      J. "Change of Control" means, at any time, (i) the current shareholders of
Borrower shall cease to beneficially own and control,  directly or indirectly on a fully diluted  basis,  a majority of the economic and voting  interests in the capital  stock or other  ownership  interests  of Borrower or (ii) any Person or group other than the current  shareholders  of Borrower  shall have the right to elect a majority of the seats on  Borrower's  board of  directors;  in EACH case with respect to the  foregoing  clauses (i) and (ii),  other than as a result of
Borrower's  issuance  of  capital  stock for cash to venture  capital  firms and strategic investors if Borrower provides Lender with the names of such investors at least ten (10) Business Days prior to such issuance.

      K. "Charges" means all national,  federal,  state, county, city, municipal and/or other governmental taxes, levies, assessments,  charges, liens, claims or encumbrances  upon and/or  relating to the Collateral,  Borrower's  Liabilities,
Borrower's  business,  Borrower's  ownership  and/or  use of any of its  assets, and/or Borrower's income and/or gross receipts.

      L. "Chattel  Paper" means any "chattel  paper," as such term is defined in the UCC,  now owned or hereafter  acquired by Borrower or in which  Borrower now holds or hereafter acquires any interest.

      M. "Cleanup" means all actions required to: (1) clean up, remove, treat or remediate Hazardous Materials in the indoor or outdoor environment;  (2) prevent the release of  Hazardous  Materials  so that they do not  migrate,  endanger or threaten  to  endanger  public  health  or  welfare  or the  indoor  or  outdoor
environment;   (3)  perform   pre-remedial   studies  and   investigations   and
post-remedial monitoring and care; or (4) respond to any government requests for information or documents in any way relating to cleanup,  removal,  treatment or remediation or potential cleanup, removal, treatment or remediation of Hazardous
Materials in the indoor or outdoor environment.

      N. "Collateral" has the meaning set forth in Section 5.1 hereof.

      O. "Copyright  License" means any written agreement  granting any right to use any Copyright or Copyright registration,  now owned or hereafter acquired by
Borrower or in which Borrower now holds or hereafter acquires any interest

      P.  "Copyrights"  means  all of  the  following  property,  now  owned  or hereafter  acquired  by  Borrower or in which  Borrower  now holds or  hereafter acquires any interest:  (i) all copyrights,  whether registered or unregistered, held  pursuant  to the laws of the United  States,  any State  thereof or of any other country; (ii) all registrations, applications and recordings in the United
States Copyright Office or in any similar office or agency of the United States, of any State thereof or of any other country; (iii) all continuations,  renewals or extensions thereof; and (iv) all registrations to be issued under any pending applications.

      Q. "Default"  means any condition or event that,  after notice or lapse of time or both, would constitute an Event of Default.

      R.  "Deposit  Accounts"  means  any  "deposit  accounts,"  as such term is defined in the UCC,  and in any event  includes any  checking  account,  savings account,  or certificate of deposit now owned or hereafter  acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

      S. "Documents"  means any "documents," as such term is defined in the UCC, now owned or  hereafter  acquired by Borrower or in which  Borrower now holds or hereafter acquires any interest.

      T.  "Eligible  Accounts"  means,  at any time,  the  Accounts  of Borrower arising in the  ordinary  course of business  with  respect to goods or software sold or licensed or services rendered by Borrower, including without limitation, monthly subscription license payments, perpetual license payments,  professional services  billings and support and training  billings which Lender determines in its sole  discretion  are  eligible as the basis for the  extension of Revolving
Advances,  hereunder.  Without  limiting  Lender's  discretion  provided herein,
Eligible Accounts shall not include any Account:

            (a) which is not  subject  to a first  priority  perfected  security interest in favor of Lender;

            (b) which is owed by an Account  Debtor  which (i) does not maintain its chief  executive  office in the United States or (ii) is not organized under  applicable  law of the  United  States or any  state of the  United
      States;  provided,  however,  that any Accounts owed by an Account  Debtor located outside of the United States shall  constitute an Eligible Account to the extent that (W) such Account Debtor is an Approved  Foreign Account
      Debtor and is not located in a jurisdiction  for which support is excluded
      on  the  Country  Limitation   Schedule  published  each  quarter  by  the
      Export-Import       Bank      of      the      United       States      at
      HTTP://WWW.EXIM.GOV/TOOLS/COUNTRY/COUNTRY_LIMITS.HTML, (x) such Account is billed by Borrower  from its offices  within the United  States,  (y) such
      Account is payable only in US Dollars, and .

            (c) which is unpaid  more than one hundred  twenty  (120) days after the date of the original invoice therefor;

            (d) which is owed by an  Account  Debtor  for which more than 30% of the aggregate  balance on the Accounts owed by such Account Debtor and its
      Affiliates are ineligible pursuant to clause (c) above;

            (e) which is owed by an Account  Debtor to the extent the  aggregate amount of  Accounts  owed by such  Account  Debtor and its  Affiliates  to
      Borrower  exceeds 30% (or such other percentage as Borrower and Lender may agree from time to time) of the aggregate Accounts;

            (f) with respect to which any covenant,  representation, or warranty contained  in this  Loan  Agreement  or in any  Other  Agreement  has been breached or is not true;

            (g) which (i) is not evidenced by an invoice or other  documentation satisfactory  to Lender  which has been sent to the Account  Debtor,  (ii)
      represents  a progress  billing  (other than for that  portion of services which have been  fully  performed  by  Borrower  on behalf of the  Account
      Debtor and for which an invoice  has been  delivered  to  customer  in the ordinary course of Borrower's business, but which represent only a portion of services to be performed under an agreement with such Account  Debtor),
      (iii)  represents  obligations that do not arise from final sales or which are  otherwise  contingent  upon  Borrower's  completion  of  any  further performance,  (iv) represents a sale on a bill-and-hold,  guaranteed sale, sale-and-return,  sale on approval,  consignment,  cash-on-delivery or any other repurchase or return basis, or (iv) relates to payments of interest;

            (h) for which the goods  giving rise to such  Account  have not been shipped to the  Account  Debtor or for which the  services  giving rise to such  Account  have not been  performed by Borrower or if such Account was invoiced more than once;

            (i) with respect to which any check or other  instrument  of payment has been returned uncollected for any reason;

            (j) which is owed by an Account  Debtor  which has (i) applied  for, suffered,  or consented to the  appointment  of any  receiver,  custodian, trustee,  or  liquidator  of its assets,  (ii) had  possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator,  (iii) filed, or had filed against it, any request or petition
      for  liquidation,   reorganization,   arrangement,  adjustment  of  debts,
      adjudication  as bankrupt,  winding-up,  or voluntary or involuntary  case under any state or federal  bankruptcy  laws, (iv) admitted in writing its inability,  or is  generally  unable to, pay its debts as they become due,
      (v) become insolvent;  (vi) ceased operation of its business or (vii) sold all or substantially all of its assets;

            (k) which, if owed by any Account Debtor which is a distributor,  is payable by any Person other than such Account Debtor;

            (l) which is owed in any currency other than U.S. dollars;

            (n) which is owed by a  Government  Account  Debtor,  other  than an
      Account owed by a Government Account Debtor with respect to which Borrower has fully complied with the  Assignment of Claims Act, 31 U.S.C.  ss.3727,
      41  U.S.C.   ss.15  to  the  satisfaction  of  Lender  in  its  reasonable discretion;

            (o) which is owed by any  Affiliate,  employee,  officer,  director, agent or stockholder  (other than a stockholder  which Borrower and Lender reasonably  agree  constitutes  a strategic  investor and is listed on the
      Schedule  of  Exceptions,  as such may be  amended  from  time to time) of
      Borrower or any of its Affiliates;

            (p) which, for any Account Debtor, exceeds a credit limit reasonably determined by Lender, to the extent of such excess;

            (q)  which is owed by an  Account  Debtor or any  Affiliate  of such
      Account  Debtor to which  Borrower is indebted,  but only to the extent of such  indebtedness  or is  subject  to  any  security,  deposit,  progress payment,  retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof;

            (r) which is subject to any counterclaim, deduction, defense, setoff or dispute;

            (s) which is  evidenced by any  promissory  note,  chattel  paper or instrument;

            (t) which is owed by an Account Debtor  located in any  jurisdiction which requires filing of a "Notice of Business Activities Report" or other similar report in order to permit Borrower to seek judicial enforcement in such  jurisdiction  of payment of such Account,  unless Borrower has filed such report or qualified to do business in such jurisdiction;

            (u) with respect to which  Borrower has made any agreement  with the
      Account  Debtor  for any  reduction  thereof,  other  than  discounts  and adjustments given in the ordinary course of business, or any Account which was partially  paid and Borrower  created a new  receivable for the unpaid portion of such Account;

            (v)  which  does  not  comply  in all  material  respects  with  the requirements  of all applicable  laws and  regulations,  whether  Federal, state or local,  including without  limitation the Federal Consumer Credit
      Protection  Act, the Federal Truth in Lending Act and  Regulation Z of the
      Board of Governors of the Federal Reserve System;

            (w) which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other  agreement  or  understanding
      (written or oral) that  indicates  or purports  that any Person other than
      Borrower  has or has had an  ownership  interest in such  goods,  or which indicates any party other than Borrower as payee or remittance party;

            (x) which was created on cash on delivery terms; or

            (y) which Lender determines may not be paid by reason of the Account
      Debtor's  inability  to  pay  or  which  Lender  otherwise  determines  is unacceptable for any reason whatsoever in its reasonable discretion.

In the event that an Account which was previously an Eligible  Account ceases to be an Eligible Account hereunder, Borrower shall notify Lender thereof on and at the time of  submission to Lender of the next  Borrowing  Base  Certificate.  In determining  the amount of an  Eligible  Account,  the face amount of an Account shall be reduced by,  without  duplication,  to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits  pending or of which the Account  Debtor is permitted to avail itself under the credit terms  provided to such  Account  Debtor,  promotional  program allowances,  price adjustments,  finance charges or other allowances  (including any  amount  that  Borrower  may be  obligated  to rebate to an  Account  Debtor pursuant to the terms of any agreement or  understanding  (written or oral)) and
(ii) the  aggregate  amount of all cash  received in respect of such Account but not yet applied by Borrower to reduce the amount of such  Account.  Standards of eligibility  may be made more or less  restrictive  from time to time  solely by
Lender in its sole discretion after  consultation  with Borrower,  with any such changes to be  effective  three (3) days  after  delivery  of notice  thereof to
Borrower.

      U.  "Environmental  Claim"  means  any  claim,  action,  cause of  action, investigation  or notice  (written  or oral) by any  Person  alleging  potential liability (including,  without limitation, an obligation to conduct a Cleanup or
potential  liability  for  investigatory  costs,  Cleanup  costs,   governmental
response costs, natural resources damages,  property damages, personal injuries, or  penalties)  arising out of, based on or  resulting  from (a) the presence or release of any Hazardous Materials at any location, whether or not owned, leased or operated by Borrower or any of its Subsidiaries, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

      V. "Environmental  Laws" means all federal,  state, local and foreign laws and  regulations  relating to  pollution  or  protection  of human health or the environment,  including,  without  limitation,  laws  relating  to  releases  or threatened  releases  of  Hazardous  Materials  or  otherwise  relating  to  the
manufacture,   processing,   distribution,  use,  treatment,  storage,  release,
disposal,  transport or handling of Hazardous  Materials,  laws and  regulations
with  regard  to   recordkeeping,   notification,   disclosure   and   reporting
requirements  respecting Hazardous Materials and laws relating to the management or use of natural resources.

      W. "Equipment" means any "equipment",  as such term is defined in the UCC, and in any event shall include but not be limited to computers and  peripherals, laboratory equipment,  manufacturing equipment,  networking equipment, switching and backbone  equipment,  servers and routers and other hardware  including disk drives and laser printers, office furniture, fixtures and office equipment, test and other equipment, and software, and all accessions,  additions,  attachments, accessories and improvements  thereof and all replacements and/or  substitutions therefore and all proceeds and products thereof.

      X. "Event of Default" has the meaning set forth in Section 8.1 hereof.

      Y. "Financials" means those financial  statements described in Section 7.3 hereof.

      Z.  "Fixtures"  means any  "fixtures," as such term is defined in the UCC, together  with  all  right,  title  and  interest  of  Borrower  in  and  to all extensions,  improvements,  betterments,  accessions, renewals, substitutes, and replacements  of, and all  additions and  appurtenances  to any of the foregoing property,  and all conversions of the security constituted thereby,  immediately upon any acquisition or release thereof or any such conversion,  as the case may be, now owned or hereafter  acquired by Borrower or in which  Borrower now holds or hereafter acquires any interest.

      AA. "GAAP" means generally  accepted  accounting  principles in the United
States, in effect from time to time, consistently applied.

      BB. "General Intangibles" means any "general intangibles," as such term is defined  in the UCC,  and,  in any event,  shall  include  all right,  title and interest  which  Borrower  may now or  hereafter  have in or under any rights to payment; payment intangibles; software; proprietary or confidential information;
business records and materials; customer lists; interests in partnerships, joint ventures, business associations,  corporations, and limited liability companies;
permits;  claims in or under insurance policies (including unearned premiums and retrospective premium adjustments);  and rights to receive tax refunds and other payments  and  rights of  indemnification  now owned or  hereafter  acquired  by
Borrower or in which Borrower now holds or hereafter acquires any interest.

      CC.  "Goods"  means any  "goods," as such term is defined in the UCC,  now owned or  hereafter  acquired  by  Borrower  or in which  Borrower  now holds or hereafter acquires any interest.

      DD.  "Government  Account  Debtor"  means the  collective  reference to an
Account Debtor which is the government of the United States,  or any department, agency, public corporation or instrumentality thereof.

      EE.  "Hazardous  Materials"  means all  substances  defined  as  Hazardous
Substances,  Oils,  Pollutants or Contaminants in the National Oil and Hazardous
Substances  Pollution  Contingency Plan, 40 C.F.R. ss. 300.5, or defined as such by, or regulated as such under, any Environmental Law.

      FF.  "Instruments"  means any "instrument," as such term is defined in the
UCC, now owned or hereafter  acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

      GG. "Intellectual Property" means all Copyrights; Trademarks; Patents; and
Licenses;  and  applications  therefor  and  reissues,  extensions,  or renewals thereof; and goodwill associated with any of the foregoing; together with rights to sue for past,  present and future  infringement of Intellectual  Property and the goodwill associated therewith.

      HH. "Inventory" means any "inventory," as such term is defined in the UCC, now owned or  hereafter  acquired by Borrower or in which  Borrower now holds or hereafter acquires any interest,  and, in any event, shall include all Goods and personal property that are held by or on behalf of Borrower for sale or lease or are  furnished  or are to be  furnished  under a contract  of  service,  or that constitute raw materials, work in process or materials used or consumed or to be
used  or  consumed  in  Borrower's  business,  or  the  processing,   packaging,
promotion,  delivery or shipping of the same, and all finished goods, whether or not  the  same  is in  transit  or in  the  constructive,  actual  or  exclusive possession of Borrower or is held by others for  Borrower's  account,  including all property  covered by purchase  orders and contracts  with  suppliers and all
Goods  billed and held by  suppliers  and all such  property  that may be in the
possession   or  custody  of  any   carriers,   forwarding   agents,   truckers,
warehousemen, vendors, selling agents or other Persons.

      II. "Investment Property" means all "investment property," as such term is defined  in the  UCC,  and in any  event  includes  any  certificated  security, uncertificated  security,  money market funds,  bonds,  mutual  funds,  and U.S.
Treasury bills or notes, now owned or hereafter acquired by Borrower or in which
Borrower now holds or hereafter acquires any interest.

      JJ. "Letter of Credit Rights" means any "letter of credit rights," as such term is defined in the UCC,  now owned or  hereafter  acquired by Borrower or in which Borrower now holds or hereafter acquires any interest, including any right to payment or performance under any letter of credit.

      KK.  "License"  means any Copyright  License,  Patent  License,  Trademark
License or other license of rights or interests  now held or hereafter  acquired by Borrower or in which  Borrower now holds or  hereafter  acquires any interest and any renewals or extensions thereof.

      LL. "Loan" has the meaning set forth in Section 2.2 hereof.

      MM. "Material Adverse Effect" means a material adverse effect upon (i) the business  operations,  properties,  assets,  results of  operations or condition
(financial  or  otherwise)  of  Borrower,  (ii) the prospect of repayment of any portion of  Borrower's  Liabilities,  (iii) the validity,  perfection,  value or
priority  of  Lender's   security   interest   in  the   Collateral,   (iv)  the
enforceability  of any material  provision  of this Loan  Agreement or any Other
Agreement, or (v) the ability of Lender to enforce its rights and remedies under this Loan Agreement or any Other Agreement.

      NN. "Material  Investor" means any individual,  venture  capital,  private equity or institutional investor listed on Schedule of Exceptions hereto, as may be amended from time to time, now or hereafter  holding or having the ability to control 15% or more of the voting securities of Borrower.

      OO. "Material Investor Event" means that any Material Investor shall sell, transfer or otherwise assign the majority of its interest in Borrower to another investor, and such replacement investor is not (i) if a venture capital, private equity or institutional investor, an existing or new investor which is a venture capital,  private  equity or  institutional  investor  having  similar or larger assets under  management or (ii) if an  individual,  a natural  person who is an accredited  investor having  comparable  expertise and professional  experience;
PROVIDED,  HOWEVER, that the death or disability of, or the transfer to a family member  or a  controlled  family  trust  by, an  individual  investor  listed on
Schedule of Exceptions or the dissolution and liquidation of a venture  capital, private equity or institutional investor listed on Schedule of Exceptions, shall not be considered a Material Investor Event.

      PP. "Other  Agreements"  means all agreements,  instruments and documents, including,  without limitation, the Warrants, any notes, guaranties,  letters of credit,  mortgages,  deeds of  trust,  pledges,  powers of  attorney,  consents, assignments,  contracts, notices, security agreements, leases, warrants, account pledge and control agreements,  fee arrangements,  financing  statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf and/or for the benefit of Borrower and delivered to Lender.

      QQ. "Patent License" means any written  agreement  granting any right with respect  to any  invention  on  which  a  Patent  is in  existence  or a  Patent application  is pending,  in which  agreement  Borrower  now holds or  hereafter acquires any interest.

      RR. "Patents" means all of the following property,  now owned or hereafter acquired  by  Borrower:  (a) all  letters  patent  of, or  rights  corresponding thereto,  in the United States or in any other country,  all  registrations  and recordings  thereof,  and all  applications  for  letters  patent  of, or rights corresponding  thereto,  in the United  States or any other  country,  including registrations,  recordings  and  applications  in the United  States  Patent and
Trademark  Office or in any similar office or agency of the United  States,  any
State  thereof  or  any  other   country;   (b)  all  reissues,   continuations,
continuations-in-part or extensions thereof; (c) all petty patents, divisionals, and  patents  of  addition;  and (d) all  patents  to be  issued  under any such applications.

      SS.  "Permitted  Debt" means (i) Borrower's  indebtedness  to Lender under this Loan  Agreement or any of the Other  Agreements;  or (ii)  indebtedness  to trade  creditors  incurred in the ordinary  course of business on ordinary trade terms and accrued expenses incurred in the ordinary course of business; or (iii)
debt of the Company  existing on the date  hereof,  as listed in the Schedule of
Exceptions attached hereto.

      TT.  "Permitted   Liens"  means  all  (i)  Charges  for  amounts  not  yet
delinquent or being  contested in good faith by appropriate  proceedings and for which adequate  reserves have been made in accordance  with GAAP; (ii) statutory liens of landlords, carriers,  warehousemen,  mechanics and materialmen incurred in the ordinary course of business for sums not yet delinquent or that are being contested in good faith by appropriate  proceedings  being diligently  conducted and for which  Borrower  maintains  adequate  reserves in accordance  with GAAP;
(iii) liens arising from  judgments,  decrees or  attachments  in  circumstances which do not  constitute  an  Event of  Default  hereunder;  (iv) the  following deposits, to the extent made in the ordinary course of business:  deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed  money) or to secure  indemnity,  performance or other similar bonds for the performance of bids,  tenders or contracts (other than for the repayment of borrowed money) or to secure statutory  obligations (other than liens arising under ERISA or environmental  liens) or surety or appeal bonds, or to secure  indemnity,  performance or other similar bonds;  (v) banker's  liens, rights of setoff and similar  liens arising by operation of law on deposits made in the ordinary course of business,  provided such liens do not arise in respect of borrowed  money;  and (vi) liens on Equipment  purchased or financed  through third  parties,  provided  that any such lien is  limited  to the  Equipment  so financed and the proceeds thereof.

      UU.  "Person"  means any  individual,  sole  proprietorship,  partnership, limited liability company, joint venture,  trust,  unincorporated  organization, association,  corporation,  institution,  entity,  party or government  (whether national,  federal,  state,  county,  city,  municipal or  otherwise,  including without limitation,  any instrumentality,  division,  agency, body or department thereof).

      VV.  "Prime Rate" means the rate of interest  published  daily in The Wall
Street Journal in the "Money Rates" (or  successor)  column as the "Prime Rate,"
as in effect from time to time. If a range of rates is so  published,  the Prime
Rate shall mean the highest of such rates.

      WW. "Proceeds" means "proceeds," as such term is defined in the UCC

      XX.  "Receivables"  means  (i) all of  Borrower's  Accounts,  Instruments,
Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit,  and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

      YY. "Reserves" means any and all reserves which Lender deems necessary, in its sole discretion,  to maintain (including,  without limitation,  reserves for accrued  and  unpaid  interest  on  Borrower  Liability,  reserves  for  rent at locations  leased by Borrower and for consignee's,  warehousemen's  and bailee's charges,  reserves for dilution of Accounts,  reserves for direct and contingent obligations  owed  to  third  parties,  reserves  for  uninsured,  underinsured, un-indemnified or  under-indemnified  liabilities or potential  liabilities with respect to any litigation and reserves for taxes, fees,  assessments,  and other governmental charges) with respect to Borrower or the Collateral.

      ZZ.  "Revolving  Advance"  has the  meaning  set forth in  Section  2.1(b)
hereof.

      AAA.  "Revolving  Commitment"  means the commitment,  if any, of Lender to make  Revolving  Advances  hereunder,  subject  to the  terms  hereof,  as  such commitment  may be reduced from time to time  pursuant to Section 4.3 or Section
8.2, and as such  commitment  may be increased from time to time pursuant to the terms of this definition.  The Revolving  Commitment shall be the sum of (i) Six
Million Dollars ($6,000,000.00) plus (ii) the Term Loan Rollover Amount for each
Term Loan Rollover Date that has occurred since the date of this Loan Agreement.

      BBB.   "Revolving  Loan"  means,  at  any  time,  all  Revolving  Advances outstanding at such time.

      CCC. "Revolving Loan Termination Date" means the earliest of (a) March 31,
2009,  (b) the date of  termination  of the  Revolving  Commitments  pursuant to
Section 4.3 hereof and (c) the date on which Borrower Liabilities become due and payable pursuant to Section 8.2 hereof;  provided,  however,  that Lender in its sole  discretion  may  extend  such  Revolving  Loan  Termination  Date for such additional  period as may be agreed by Borrower and Lender upon written  request of Borrower  which shall be delivered not less than sixty (60) days prior to the then existing Revolving Loan Termination Date.

      DDD.  "Securities  Account" means any "securities account" as such term is defined in the UCC,  and in any event  includes any account to which a FINANCIAL
ASSET is or may be  credited in  accordance  with an  agreement  under which the person  maintaining  the  account  undertakes  to treat the  person for whom the account is  maintained  as  entitled to exercise  the rights that  comprise  the financial asset.

      EEE.  "Subsidiary"  means,  with respect to any Person,  any  corporation, partnership,  limited  liability  company,  association,  joint venture or other business  entity of which more than 50% of the total  voting  power of shares of stock or other ownership interests entitled (without regard to the occurrence of any  contingency)  to vote in the  election  of the Person or  Persons  (whether directors,  managers,  trustees or other Persons  performing  similar functions)
having the power to direct or cause the direction of the management and policies thereof is at the time owned or  controlled,  directly  or  indirectly,  by that
Person or one or more of the other  Subsidiaries of that Person or a combination thereof.

      FFF. "Supporting Obligations" means any "supporting  obligations," as such term is defined in the UCC,  now owned or  hereafter  acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

      GGG. "Term Loan" has the meaning set forth in Section 2.1(a) hereof.

      HHH.  "Term Loan  Rollover  Amount"  means,  with respect to any Term Loan
Rollover Date, the principal  amount of the Term Loan actually repaid during the immediately preceding six month period.

      III.  "Term Loan Rollover Date" means each October 1 and April 1 occurring prior to the Revolving Loan Termination Date, commencing October 1, 2007.

      JJJ. "Terminal Payment" shall mean any payment requirement designated as a
Terminal  Payment on the note WITH RESPECT TO THE TERM LOAN,  such payment to be an amount which is five percent (5.0%) of the original  principal  amount of the
Term LOAN.

      KKK. "Trademark License" means any written agreement granting any right to use any Trademark or Trademark registration,  now owned or hereafter acquired by
Borrower or in which Borrower now holds or hereafter acquires any interest.

      LLL.  "Trademarks"  means  all of the  following  property,  now  owned or hereafter  acquired  by  Borrower or in which  Borrower  now holds or  hereafter acquires any interest: (a) all trademarks, tradenames, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the  foregoing  have  appeared or appear,  and designs of like  nature,  now existing or  hereafter  adopted or  acquired,  all registrations  and  recordings  thereof,  and  any  applications  in  connection therewith,  including  registrations,  recordings and applications in the United
States  Patent and  Trademark  Office or in any similar  office or agency of the
United  States,  any  State  thereof  or any  other  country  or  any  political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

      MMM.  "UCC"  means the Uniform  Commercial  Code as in effect from time to time  in the  State  of  Illinois,  provided  that  if by  reason  of  mandatory provisions of law, the perfection, the effect of perfection or non-perfection or the priority of the security  interest  granted  hereunder in any Collateral (as hereinafter  defined) or the availability of any remedy hereunder is governed by the  Uniform  Commercial  Code as in effect on or after the date hereof in other jurisdiction(s), then "UCC" means the Uniform Commercial Code as in effect on or after the date  hereof in such other  jurisdiction(s)  for the  purposes  of the
provisions  hereof  relating  to  such  perfection,   effect  of  perfection  or
non-perfection, or priority or availability of such remedy.

      NNN. "Warrant" has the meaning set forth in Section 2.5(b) hereof.

2.    THE LOANS

2.1   (a) TERM LOAN.  On the terms and subject to the  conditions  contained  in this Loan Agreement,  including those listed in Section 2.5 hereof, Lender shall loan to  Borrower,  on the date  hereof,  a term loan (the  "Term  Loan") in the principal amount of up to Three Million Dollars ($3,000,000.00),  as provided on a  funding  request  submitted  to  Lender  in  form  and  substance  reasonably acceptable  to the  Lender,  the  proceeds  of which are to be used for  working capital.  This is not a revolving  line of credit and Borrower may not repay and re-borrow the amounts advanced under this Section 2.1(a). The Term Loan shall be repaid in forty (40) monthly scheduled  installments as follows:  (i) commencing on the first Business Day of first month after the date of the Term Loan,  three
(3) months of interest  only (paid in  arrears);  (ii)  commencing  on the first
Business  Day of the fourth  month after the date of the Term Loan,  twelve (12)
equal monthly  payments,  each  consisting of 1.6667% of the original  principal amount of the Term Loan,  plus interest  thereon  (paid in arrears);  then (iii)
commencing on the first  Business Day of the  sixteenth  month after the date of the Term Loan,  twenty four (24) equal  monthly  payments,  each  consisting  of
3.3333% of the original principal amount of the Term Loan, plus interest thereon
(paid in arrears);  and finally  (iv) on the first  Business Day of the fortieth month after the date of the Term Loan, the Terminal  Payment.  All such payments are to be made on the first Business Day of relevant month.

      (b) REVOLVING  LOAN. On the terms and subject to the conditions  contained in this Loan  Agreement,  Lender agrees to make  revolving  advances to Borrower
(each,  a "Revolving  Advance") from time to time on any Business Day during the period from the date hereof  until the  Revolving  Loan  Termination  Date in an aggregate  principal  amount  at any time  outstanding  for all  such  Revolving
Advances not to exceed the lesser of (x) the  Revolving  Commitment at such time and (y) the Borrowing Base at such time.  Each borrowing of a Revolving  Advance shall be made on notice (substantially in the form of Exhibit B hereto) given by
Borrower to Lender not later than 9:00 a.m.  (prevailing  Chicago time) not less than five (5) Business Days prior to the date of such proposed  borrowing.  Each borrowing of a Revolving  Advance  shall be in an  aggregate  amount of not less than $250,000.  Borrower may not borrow more than two (2) Revolving  Advances in any calendar month.  Subject to the terms and conditions  contained in this Loan
Agreement,  the Revolving  Loan repaid may be reborrowed by Borrower  under this

Section 2.1(b).  Borrower shall repay the entire unpaid  principal amount of the
Revolving Loan in full on the Revolving Loan Termination Date.

2.2 EVIDENCE AND NATURE OF LOANS. The Term Loan and each Revolving Advance to be made by Lender to Borrower pursuant to this Loan Agreement (each, a "Loan") will be evidenced by one or more promissory notes (in form and substance satisfactory to  Lender)  to be  executed  and  delivered  by  Borrower  to Lender  before or concurrently  with Lender's  disbursement  of such Loan to or for the account of
Borrower.  All of Borrower's  Liabilities  (including  all Loans under this Loan
Agreement) shall be secured by Lender's  security interest in the Collateral and by all other security interests,  liens, claims and encumbrances now and/or from time to time hereafter granted by Borrower to Lender, whether hereunder or under the Other Agreements.

2.3 USE OF PROCEEDS.  Borrower  warrants and  represents to Lender that Borrower shall use the proceeds of each Loan made by Lender to Borrower  pursuant to this
Loan Agreement and any advances made pursuant to the Other Agreements solely for legal and proper corporate  purposes (duly authorized by its Board of Directors)
and consistent with all applicable laws and statutes.

2.4  DIRECTION  TO REMIT.  Borrower  hereby  authorizes  and  directs  Lender to disburse, for and on behalf of Borrower and for Borrower's account, the proceeds of the Loan made by Lender to Borrower  pursuant to this Loan  Agreement to such
Person or Persons as an officer or director of Borrower shall direct, whether in writing or orally.

2.5 CONDITIONS  PRECEDENT.  (a) The following  conditions  precedent must be met before each Loan is made hereunder:  (i) No event,  condition or change that has had, or could  reasonably be expected to have, a Material  Adverse  Effect shall have occurred since the date of this Loan  Agreement,  (ii) The  representations and  warranties  contained in this Loan  Agreement  and in the Other  Agreements shall be true and  correct on and as of the date of such  Loan,  (iii) As of the date of such Loan,  no event  shall have  occurred  and be  continuing  or would result from such Loan or the  application  of the  proceeds  thereof  that would constitute  an  Event of  Default  or a  Default,  (iv) As a  condition  to each
Revolving  Advance,  a Borrowing Base Certificate and supporting  information in connection  therewith,  together with any additional reports with respect to the
Borrowing Base as Lender may reasonably request,  and (iv) Such other conditions precedent as Lender may reasonably impose upon Borrower from time to time.

      (b) In addition, the following conditions precedent must be met before the initial Loan is made hereunder: (i) Payment of all fees required under this Loan
Agreement  or the Other  Agreements;  (ii)  Receipt  by  Lender of  satisfactory release  documents from any and all conflicting  secured  creditors  (other than holders of Permitted Liens),  (iii) Receipt by Lender of appropriate filings and other means of perfecting its security interest in the Collateral, including but not limited to specific  assignments of Collateral  consisting of instruments or evidenced by titles,  (iv) Lender shall have received copies of the certificates and  evidences  of  insurance  contemplated  under  Section  5.6  hereof and the
Financials  described in Section 7.3, (v) Receipt by Lender of adequate proof of free and clear ownership of the Collateral, including but not limited to paid in full invoices and cancelled  checks or other means of payment for said invoices;
(vi)  Execution  by Borrower  and  applicable  financial  institution(s)  of any required account control agreements for the benefit of Lender, (vii) Delivery by
Borrower of a satisfactory  executed  Borrowing Base  Certificate as of a recent date,  (viii)  Delivery  by  Borrower  of a  satisfactory  landlord  waiver duly executed and delivered by Borrower's Irvington,  New York landlord, (ix) Receipt by Lender of a Warrant to purchase  850,340  shares of the Common Stock of SWMX,
Inc. at a purchase price of $0.8820 per share,  as such may be amended,  in form and substance  satisfactory to Lender (the "Warrant"),  (x) Delivery by Borrower
of a legal  opinion of counsel to Borrower  relating to this Loan  Agreement and the Other  Agreements in form and  substance  satisfactory  to Lender;  and (xi)
Delivery by Borrower of an  agreement  whereby  Oppenheimer  & Co. Inc. has been retained  for an  exclusive  mandate to raise new equity  for SWMX,  Inc.  on or before  July 1,  2007,  in an  expected  amount  of not less  than  $30,000,000, together with  Oppenheimer's  target list of investors for such equity,  each in form and substance satisfactory to Lender.

2.6   PAYMENTS AND TAXES.  Any and all payments made by Borrower under this Loan
Agreement  or any Other  Agreement  shall be made free and clear of and  without deduction  for any and all present or future  taxes,  levies,  imposts,  duties, deductions,  withholdings,  assessments,  fees or other  charges  imposed by any governmental  authority  (including any interest,  additions to tax or penalties applicable  thereto)  other than any taxes  imposed on or  measured  by Lender's overall  net income  and  franchise  taxes  imposed on it (in lieu of net income taxes), by a jurisdiction (or any political  subdivision thereof) as a result of
Lender being organized or resident,  conducting  business (other than a business deemed  to arise  from  Lender  having  executed,  delivered  or  performed  its obligations or received a payment under, or enforced,  or otherwise with respect to, this Loan Agreement or any Other  Agreement) or having its principal  office in such jurisdiction  ("INDEMNIFIED  TAXES").  If any Indemnified Taxes shall be required by law to be withheld or deducted from or in respect of any sum payable under this Loan  Agreement or any Other  Agreement  to Lender (w) an  additional amount shall be payable as may be  necessary so that,  after making all required withholdings or deductions  (including  withholdings or deductions applicable to additional  sums payable under this Section)  Lender receives an amount equal to the sum it would have received had no such withholdings or deductions been made,
(x) Borrower shall make such withholdings or deductions,  (y) Borrower shall pay the full amount withheld or deducted to the relevant  taxing  authority or other authority in accordance  with  applicable  law and (z) Borrower shall deliver to
Lender evidence of such payment.  Borrower's  obligation hereunder shall survive the termination of this Loan Agreement.

3.    INTEREST, FEES AND REPAYMENT

3.1 INTEREST.  Each Revolving Advance made pursuant to this Loan Agreement shall bear interest payable monthly in arrears on the first Business Day of each month calculated  on the basis of a 360 day year and  actual  days  elapsed  at a rate equal to the Prime Rate plus 1.65% per annum.  The Term Loan shall bear interest payable  monthly in arrears on the first Business Day of each month,  calculated on a 360 day year comprised of twelve (12) thirty day months at a per annum rate equal to the Loan Interest Rate specified in the related note,  which rate shall be the sum of (i) 600 basis points plus (ii) the greater of (a) 4.84% or (b) the yield on Three-Year U.S. Treasury Notes on the date of such Loan, as reported in the Federal  Reserve  Statistical  Release H-15 or in such other  publication as
Lender may reasonably select. In no event shall interest accrue or be payable in connection  with  any  Loan in an  amount  in  excess  of that  permitted  under applicable  law. If the  note(s) so  provide,  the  interest  thereunder  may be precomputed  for the period ending when payments  thereunder  are due and on the assumption  that  all  payments  will be made on  their  respective  due  dates.
Payments  due  under  any note and not  made by their  scheduled  due date for a period in  excess  of five (5) days  thereafter  shall be  overdue  and shall be subject  to a  service  charge  in an amount  equal to two  percent  (2%) of the delinquent  amount,  but not  more  than  the  maximum  rate  permitted  by law, whichever is less. In addition,  and  notwithstanding  the forgoing,  during the continuance  of an Event of Default  all  outstanding  Borrower  Liabilities  in respect of the Loans shall bear  interest  (payable on demand) at a rate that is two percent (2%) per annum in excess of the rate of interest  applicable to such
Loans and other Borrower Liabilities from time to time.

3.2   FEES.

      (a) COMMITMENT FEE. Borrower agrees to pay to Lender a commitment fee (the
"Commitment  Fee") equal to 1.75% per annum on the total amount of the Revolving
Commitment,  payable quarterly in advance, commencing on the date hereof. In the event of an increase in the amount of the Revolving Commitment,  such commitment fee will be pro-rated in arrears for any such  incremental  increase  during the prior quarter,  and  thereafter  Borrower shall pay an amount equal to 1.75% per annum,  payable  quarterly  in  advance,  on such  incremental  increase in such
Revolving Commitment.

      (b) DUE DILIGENCE FEE.  Borrower  agrees to pay to Lender a fee of $50,000 to cover due diligence and other costs and expenses  incurred in connection with the Loan, of which Lender acknowledges receipt of $10,000.  Borrower agrees that the  remaining  $40,000 of such fee shall be funded out of the  proceeds  of the
Term Loan on the date hereof.

      (c) AUDIT FEES.  Borrower agrees to pay to Lender its reasonable  expenses incurred in connection with a semi-annual audit of Borrower,  in an amount of up to $5,000 per each such semi-annual  period,  payable in accordance with Section
9.5 below,  until the Borrower  Liabilities are paid in full, such auditor to be selected by Lender in its sole discretion.  Such semi-annual  audit fee shall be payable on the date hereof and each 6 months hereafter.

      (d) FEES EARNED.  All fees payable  hereunder shall be earned when due and payable hereunder, and shall not be refundable in whole or in part.

3.3   REPAYMENT.  Borrower's  Liabilities under this Loan Agreement are absolute and unconditional. Any and all costs, fees and expenses payable pursuant to this
Loan  Agreement or any of the Other  Agreements  shall be payable by Borrower to
Lender or to such other person or persons  designated by Lender, on demand.  All payments to Lender shall be payable by 2:00 p.m.  (prevailing  Chicago  time) at
Lender's  principal  place of business  specified at the  beginning of this Loan
Agreement or at such other place or places as Lender may designate in writing to
Borrower.  All  payments to Persons  other than Lender  shall be payable at such place or places as Lender may designate in writing to Borrower.

3.4   APPLICATION OF PAYMENTS.  Provided that an "Event of Default" (hereinafter defined) does not exist, the application of payments received by Lender pursuant to this Loan Agreement shall be applied first to any and all late charges,  fees and  expenses  then due and  payable;  second to  interest  then due and payable hereunder;  third to the principal of the Term Loan then due and payable, fourth to the  principal  of the  Revolving  Advances  then  outstanding,  fifth to the remaining  principal  of the  Term  Loan  then  outstanding  (together  with any prepayment premiums thereon) and finally, to any other Borrower Liabilities then outstanding.  Any prepayment of the outstanding  principal of Term Loan shall be

                                       10

deemed to satisfy  future monthly  payments of principal  required under Section
2.1(a)  hereto (in the reverse  order of  maturity) to the extent such amount is sufficient  to  satisfy  such  obligation.  From and after an Event of  Default,
Lender shall have the continuing  and exclusive  right to apply any and all such payments received by Lender to any portion of Borrower's Liabilities,  including to any of  Borrower's  Liabilities  arising  under any of the Other  Agreements.
Solely for the purpose of computing interest earned by Lender, payments received by Lender shall be applied as aforesaid on the Business Day following receipt by
Lender.  Checks or other items of payment  received  after 2:00 p.m.  prevailing
Chicago, Illinois time shall be deemed received the following Business Day.

3.5 ACCURACY OF  STATEMENTS  Each  statement  of account by Lender  delivered to
Borrower  relating  to  Borrower's  Liabilities  shall be  presumed  correct and accurate and shall  constitute  an account  stated  between  Borrower and Lender unless  thereafter  waived in writing by Lender,  in  Lender's  discretion.  Any objection to the  statement  that Borrower may have must be delivered to Lender, by registered or certified mail,  within  forty-five (45) days after  Borrower's receipt of said statement.

4.    TERM AND PREPAYMENT

4.1   TERM.  This  Loan  Agreement  shall be in effect  until  the  indefeasible payment in full to Lender of all of Borrower's  Liabilities.  Except as provided below,  Borrower has no right to prepay  Borrower's  Liabilities under this Loan
Agreement and the Other Agreements.

4.2   MANDATORY  PREPAYMENT  OF  REVOLVING  LOAN.  In the  event  the  aggregate outstanding  principal amount of the Revolving  Advances at any time exceeds the lesser of (A) the Revolving Commitment or (B) the Borrowing Base, Borrower shall promptly,  but not later than three  (3)Business Days, prepay the Revolving Loan in an amount equal to such excess.

4.3   VOLUNTARY  PREPAYMENT AND COMMITMENT  REDUCTION.  (a) Borrower may upon at least ten (10) Business Days' written notice to Lender,  prepay without  premium or penalty the outstanding principal amount of any or all of the Revolving Loan, in whole or in part at any time; PROVIDED, that each partial prepayment shall be an aggregate  principal  amount not less than $200,000.  Upon the giving of such notice of  prepayment,  the principal  amount of Revolving  Loan specified to be prepaid shall become due and payable on the date specified for such prepayment.

      (b)  Borrower  may,  upon at least  thirty  (30) days'  written  notice to
Lender, terminate in whole or reduce in part the unused portion of the Revolving
Commitment;  provided,  however,  that (i) each partial reduction shall be in an aggregate  amount of not less than $500,000 and (ii)  Borrower  shall not reduce the Revolving Commitment if, after giving effect to any concurrent prepayment of the  Revolving  Loan in accordance  with Section  4.3(a),  the aggregate  unpaid principal amount of the Revolving  Advances would exceed the lesser of the total
Revolving Commitment and the Borrowing Base.

      (c) Borrower may,  upon at least thirty (30) days prior written  notice to
Lender  (stating the proposed date of  prepayment,  which date shall then be the due date for such Loan),  prepay the  outstanding  principal  amount of the Term
Loan then outstanding in whole, but not in part by paying to Lender, immediately available  funds,  an amount equal to the sum of (i) the  outstanding  principal amount of the Term Loan then outstanding,  (ii) all accrued and unpaid interest, fees and expenses on the Term Loan through the date of prepayment,  and (iii) in the event that such  prepayment  is made on or prior to the maturity date of the
Term Loan,  a  prepayment  premium  equal to 2% of the  principal  amount  being prepaid, and (iv) the Terminal Payment.

5.    COLLATERAL AND SECURITY

5.1   GRANT OF SECURITY  INTEREST.  To further  secure to Lender the prompt full and faithful  payment and performance of Borrower's  Liabilities and the prompt, full and complete  performance  by Borrower of each of its  covenants and duties under this Loan Agreement and the Other Agreements, Borrower grants to Lender, a valid, first priority  continuing  security interest in and lien upon all of the following  (except as to assets or property with Permitted  Liens,  upon which a lien which may be other than a first  priority  lien is  granted),  whether  now owned or hereafter acquired and wherever located:

      (i)   All Receivables;

      (ii)  All Equipment (subject to Permitted Liens);

      (iii) All Fixtures;

      (iv)  All General Intangibles;

      (v)   All Inventory;

                                       11

      (vi)  All Investment Property;

      (vii) All Deposit Accounts and Securities Accounts;

      (viii) All Cash;

      (ix)  All Documents;

      (x)   All  Proceeds  from  the  sale,  transfer  or other  disposition  of
            Intellectual Property;

      (xi)  All other Goods and tangible  and  intangible  personal  property of
            Borrower other than Intellectual Property,  whether now or hereafter owned or  existing,  leased,  consigned  by or to, or  acquired  by,
            Borrower and wherever located, and

      (xii) to the extent not  otherwise  included,  all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents,  profits and  products of each of the  foregoing  and all attachments,  accessories, accessions, replacements,  substitutions, additions or improvements to any of the foregoing,  wherever located and all  products and proceeds of the  foregoing  including  without limitation proceeds of insurance policies insuring the foregoing and all books and records with respect thereto;

(all of the foregoing  personal property is hereinafter  sometimes  individually
and  sometimes  collectively  referred  to  as  "Collateral").   Notwithstanding
anything herein contained or construed to the contrary, Borrower is not granting to Lender,  and Lender is not receiving from  Borrower,  any grant of a security interest in (i) any of the outstanding  capital stock or other equity  interests of any directly  owned  Subsidiary of Borrower  organized  under the laws of any jurisdiction  other than the United States, any State thereof or the District of
Columbia  in excess of 65% of the voting  power of all  classes of such  capital stock or other equity interests of such Subsidiary  entitled to vote or (ii) any of Borrower's now owned or hereafter acquired  Intellectual Property (other than a security interest in the Proceeds from the sale, transfer or other disposition of  Intellectual  Property);  PROVIDED,  HOWEVER,  that  software,  firmware and operating  systems that cannot be removed from the Collateral  without rendering the Collateral  inoperable shall be deemed to be part of the "Collateral" unless such  construction is prohibited by or inconsistent with any relevant license or other agreement respecting such software, firmware or operating system. Borrower shall make appropriate  entries upon its financial  statements and its books and records disclosing Lender's security interest in the Collateral.

Borrower  hereby  further  agrees  that  Borrower  shall not  hereafter  grant a security interest in or pledge of its Intellectual  Property to any other party;
PROVIDED,  HOWEVER,  that  Borrower  may  continue  to enter into  non-exclusive licenses and similar arrangements with respect to such Intellectual  Property in the ordinary  course of  Borrower's  business as long as (i)  Borrower  does not encumber  for the benefit of a third  party  other than  Lender any  Proceeds or licensing  or  other  fees  payable  to  Borrower  under  any  such  license  or arrangement,  and (ii) no such license or arrangement shall prohibit or restrict
Borrower from disposing of any Intellectual  Property that is the subject of any such license or arrangement.

5.2   FURTHER  ASSURANCES.  Borrower shall execute and/or deliver to Lender,  at any  time  and  from  time to time  hereafter  at the  request  of  Lender,  all agreements,  instruments, UCC financing statements (or other required perfection instruments),  documents  and other  written  matter  (hereinafter  individually and/or  collectively,  referred to as  "Additional  Documentation")  that Lender reasonably may request, in a form and substance reasonably acceptable to Lender, to perfect and maintain Lender's  perfected  security interest in the Collateral and to consummate the transactions contemplated in or by this Loan Agreement and the Other Agreements.  Borrower,  irrevocably, (a) hereby makes, constitutes and appoints  Lender  (and all  Persons  designated  by Lender for that  purpose) as
Borrower's  true and lawful  attorney  (and  agent-in-fact)  to sign the name of
Borrower  on  the  Additional   Documentation  and  to  deliver  the  Additional
Documentation  to such Persons as Lender,  in its sole and absolute  discretion, may  elect,  (b)  authorizes  completion  and  filing  of  any  such  Additional
Documentation by Lender or its agents,  whether paper or electronic,  (c) hereby ratifies and confirms the completion and filing of Additional  Documentation  by
Lender or its agent,  paper or electronic,  occurring  prior to the date hereof, and (d) declares that  Borrower has the present  intention to  authenticate  and process any such  Additional  Documentation,  whether paper or  electronic,  and whether or not  completed  and filed by Lender or its agents before or after the date hereof.

5.3   INSPECTION OF COLLATERAL. Lender (by any of its officers, employees and/or agents)  shall  have the right,  at any time or times  during  Borrower's  usual business  hours,  to inspect the  Collateral  and all related  records  (and the premises  upon which it is located) and to verify the amount and condition of or any other and all financial  records and matters  whether or not relating to the
Collateral.  During the continuance of an Event of Default,  all costs, fees and expenses  incurred  by Lender,  or for which  Lender has  become  obligated,  in

                                       12

connection with such inspection and/or verification shall be payable by Borrower to Lender.  Borrower  agrees to use its best efforts to cause its  employees and agents to cooperate with Lender in all inspections.

5.4   CONTROLLED ACCOUNTS;  PROCEEDS OF COLLATERAL.  (a) Borrower shall deliver, or cause to be  delivered  to Lender an account  control  agreement  in form and substance satisfactory to Lender and duly authorized,  executed and delivered by
Borrower  and each bank or  financial  institution  where  Borrower  maintains a deposit or securities account (each a "Controlled Account"); .

      (b) All  proceeds  arising  from  the  disposition  of any  Collateral  by
Borrower  shall be  deposited in a  Controlled  Account  within one Business Day after receipt by Borrower.  Nothing in this Section limits the  restrictions  on disposition of Collateral set forth elsewhere in this Loan Agreement.

5.5   THIRD PARTY CLAIMS.  Lender,  upon notice to Borrower,  without waiving or releasing  any  obligation,  liability  or  duty of  Borrower  under  this  Loan
Agreement  or the Other  Agreements  or any Event of Default,  may (but shall be under no obligation  to) at any time or times  hereafter,  pay,  acquire  and/or accept an  assignment  of any  security  interest,  lien,  encumbrance  or claim asserted (OTHER THAN PERMITTED LIENS) by any Person against the Collateral.  All sums  paid by Lender in  respect  thereof  and all  reasonable  costs,  fees and expenses,  including reasonable attorneys' fees, court costs, expenses and other charges  relating thereto incurred by Lender on account thereof shall be payable by Borrower to Lender.

5.6   INSURANCE.  Borrower  shall at all times  throughout the term of this Loan
Agreement and any extension  hereof  procure and maintain at its own expense the following  minimum  insurance  coverages  which shall be  provided by  insurance carriers  with an AM Best  rating of A, Class X or as  otherwise  acceptable  to
Lender and with such  deductibles and exclusions as approved by Lender:  (1) All risk property damage  insurance  covering the Collateral which shall include but not be limited to fire and  extended  coverage and where  applicable  mechanical breakdown and electrical  malfunction,  and which shall be written in amount not less than the  greater of (x) the  outstanding  loan  balance or (y) the current replacement  cost;  and, (2) Commercial  general  liability  insurance which may include excess liability  insurance  written on occurrence basis with a limit of not less than $2,000,000; and, (3) Workers' compensation insurance in accordance with statutory limits and employers' liability coverage which may include excess liability in an amount not less than $500,000.

Any insurance  carried and maintained in accordance  with this Loan Agreement by
Borrower  shall be  endorsed to provide  that:  (i) Lender  shall be  additional insured  and loss payee with  respect to the  property  insurance  described  in subsection (1) of the prior paragraph (and such insurance shall provide that the interest  of Lender  shall not be  invalidated  by any act or neglect of Lender,
Borrower  or other  person),  and Lender  shall be an  additional  insured  with respect to the  liability  insurance  described in  subsection  (2) of the prior paragraph;  and (ii) The  insurers  thereunder  waive all rights of  subrogation against  Lender,  any right of setoff and  counterclaim  and any other  right to deduction due to outstanding premiums,  whether by attachment or otherwise;  and
(iii) Such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of Lender;  and (iv) Inasmuch as such policies are  written to cover more than one  insured,  all terms,  conditions,  insuring agreements and  endorsements  (other than the limits of liability) shall operate in the same manner as if there were a separate  policy  covering  each  insured;
and,  (v) If such  insurance is canceled  for any reason  whatsoever,  including nonpayment of premium,  or any  substantial  change is made in the coverage that affects  the  interests  of Lender,  such  cancellation  or change  shall not be effective as to Lender until thirty (30) days after receipt by Lender of written notice sent by registered mail from such insurer of such cancellation or change;
providing,  however,  that such thirty  (30) day period  shall be reduced to ten
(10)  days in the  case  where  cancellation  results  from  the  nonpayment  of premiums. Borrower,  irrevocably,  appoints Lender as Borrower's true and lawful attorney (and agent-in  fact) for the purpose of making,  settling and adjusting claims under such policies,  endorsing the name of Borrower on any check, draft, instrument  or other item of payment for the  proceeds of such  policies and for making all determinations and decisions with respect to such policies,  and such appointment  will be  immediately  effective  upon the occurrence of an Event of
Default hereunder.

On or before  the  initial  funding  by  Lender  hereunder,  and at each  policy anniversary  date,  Borrower  shall arrange to furnish  Lender with  appropriate
Certificates of Insurance.  Such  Certificates of Insurance shall be executed by each  insurer or by an  authorized  representative  of each  insurer,  and shall identify  insurers,  the type of insurance,  the insurance limits and the policy term and shall specifically list the special endorsements (i) through (v) above.

In case of the failure to procure or maintain such insurance,  Lender shall have the right, but not the obligation, to obtain such insurance and any premium paid

                                       13

by Lender  shall be  immediately  due and  payable by  Borrower  to Lender.  The maintenance  of any policy or policies  of  insurance  pursuant to this  Section shall not limit any  obligation  or liability of Borrower  pursuant to any other
Sections or provisions of this Loan Agreement.

5.7   CHARGES ON  COLLATERAL.  Borrower shall not permit any Charges (other than
Permitted  Liens) to arise,  or to remain,  and Borrower shall pay promptly when due, and discharge,  such Charges.  In the event Borrower,  at any time or times hereafter, shall fail to pay such Charges when due or to obtain such discharges,
Borrower shall so advise Lender thereof in writing.  Lender may, without waiving or releasing  any  obligation  or  liability  of Borrower  hereunder or Event of
Default, in its sole and absolute  discretion,  at any time or times thereafter, make such payment,  or any part thereof,  or obtain such  discharge and take any other action with respect thereto which Lender deems advisable. All sums so paid by Lender and any expenses,  including reasonable  attorneys' fees, court costs, expenses and other  charges  relating  thereto,  shall be payable by Borrower to
Lender upon demand.

5.8   UCC  FILING  AUTHORIZATION.  Borrower  hereby  authorizes  Lender  and its counsel  and  other  representatives  to file,  at any time on or after the date
hereof,   Uniform   Commercial  Code  financing   statements  and   continuation
statements,  and amendments to financing  statements,  in any  jurisdictions and with any filing offices as Lender may  determine,  in its sole  discretion,  are necessary  or  advisable  to perfect the  security  interests  granted to Lender hereunder and under the Other Agreements. Such financing statements may describe the Collateral in the same manner as described  herein or therein or may contain an indication or description  of Collateral  that describes such property in any other  manner as Lender may  determine  is  necessary or advisable to ensure the perfection of the security interest in the Collateral.

5.9   ACCOUNTS.  So long as no Event of Default has occurred and is  continuing, subject to Section 7.4 hereof,  Borrower may settle,  adjust or  compromise  any claim, offset, counterclaim or dispute with any Account Debtor. At any time that an Event of Default has occurred and is  continuing,  Lender may, at its option, notify  Borrower  that  Lender  intends to have the  exclusive  right to settle, adjust or compromise  any claim,  offset,  counterclaim  or dispute with Account
Debtors or grant any  credits,  discounts  or  allowances  and on and after such notice from Lender to Borrower, Lender shall have such exclusive right.

6.    WARRANTIES AND REPRESENTATIONS

6.1   BORROWER  REPRESENTATIONS.  Each  Borrower  warrants and  represents  to
      Lender,  as of the  date  hereof  and as of the  date of any  Loan  made hereunder, and agrees and covenants to Lender that:

(a) Borrower  is and at all times  hereafter  shall be (i) a Person  having that legal name and  organizational  structure as set forth above, duly organized and  existing  and in good  standing  under  the  laws of the  state  of its organization  as set  forth  above  and (ii)  qualified  or  licensed  to do business  in all other  states in which the laws  require  Borrower to be so qualified and/or licensed;

(b) Borrower is duly  authorized and empowered to enter into,  execute,  deliver and perform this Loan Agreement and the Other  Agreements and the execution, delivery and/or performance by Borrower of this Loan Agreement and the Other
    Agreements,  and the use by Borrower of the proceeds of the Loans hereunder, shall not, by the lapse of time, the giving of notice or otherwise, conflict with or constitute a violation of any  applicable  law  (including,  without limitation,  Regulation  U or  Regulation X of the Board of Governors of the
    Federal Reserve System or any other  regulation  thereof) or a breach of any provision contained in Borrower's  organizational  documents or contained in any agreement,  instrument or document to which Borrower is now or hereafter a party or by which it is or may  become  bound or give rise to or result in any default thereunder;

(c) This Loan Agreement is (and when executed or delivered, each Other Agreement will be) the legally valid and binding  obligation of Borrower,  enforceable against Borrower in accordance with its respective  terms,  except as may be limited by  bankruptcy,  insolvency,  reorganization,  moratorium or similar laws  relating to or limiting  creditors'  rights  generally or by equitable principles (whether enforcement is sought in equity or at law).

(d) Except as disclosed to Lender in writing prior to the date hereof, there are no actions or proceedings which are pending, or to its knowledge threatened, against Borrower. Borrower is not in breach of or a party to any contract or agreement or subject to any charge,  restriction,  judgment, decree or order which has or could reasonably be expected to have a Material Adverse Effect, nor  is  Borrower  in  default  with  respect  to  any  indenture,  security agreement,  mortgage,  deed  or  other  similar  agreement  relating  to the borrowing of monies to which it is a party or by which it is bound;

(e) Borrower has and is in good standing with respect to all licenses,  patents, copyrights,  trademarks,  trade names,  governmental permits,  certificates, consents  and  franchises  necessary  to continue to conduct its business as previously conducted by it and to own or lease and operate its properties as now owned or leased by it;

                                       14

(f) The financial  statements  delivered by Borrower to Lender prior to the date hereof and the  Financials  delivered  by  Borrower  to Lender  pursuant  to
    Section 7.3 hereof fairly and accurately present the assets, liabilities and financial  conditions  and results of operations of Borrower as of the dates and for the periods stated therein and have been prepared in accordance with generally  accepted  accounting  principles,  consistently  applied,  and no event,  condition or change that has had, or could reasonably be expected to have, a Material  Adverse  Effect has  occurred  since the date of this Loan
    Agreement;

(g) Except as disclosed in the  Schedule of  Exceptions,  as to the Accounts and
    other  Collateral,  (i) Borrower has and at all times  hereafter  shall have good, indefeasible and merchantable title to and ownership of the Collateral and the Accounts  described  and/or  listed on any  certificate  or schedule relating to the Accounts  delivered to Lender,  free and clear of all liens, claims,  security  interests  and  encumbrances  except  those of Lender and
    Permitted Liens;  (ii) the Collateral shall be kept and/or maintained solely
    at  the  addresses   identified  in  writing  to  Lender;   (iii)  Borrower,
    immediately  on demand  by  Lender,  shall  deliver  to  Lender  any and all evidence of ownership of, including without limitation,  vendor invoices and proofs of payment  thereof,  certificates of title to and  applications  for title  to,  any  Collateral;  (iv)  Borrower  shall  keep and  maintain  the
    Collateral  in good  operating  condition  and  repair  and  shall  make all necessary  replacements  thereof and renewals  thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved;
    and (v) Borrower shall not permit any such items to become a fixture to real estate or accession to other personal property.

(h) As to Lender's  security  interest,  (i) Lender's  security  interest in the
    Collateral is now and at all times  hereafter  shall be perfected and have a first  priority  (subject  to  Permitted  Liens);  (ii) the  offices  and/or locations  where Borrower  keeps the  Collateral  and  Borrower's  books and records concerning the Collateral are at the locations  identified to Lender in writing and Borrower  shall not remove such books and records  and/or the
    Collateral  therefrom to any other  location  unless  Borrower  gives Lender written  notice thereof at least thirty (30) days prior thereto and the same is within the  contiguous  forty-eight  (48) states of the United  States of
    America;  and (iii)  the  addresses  identified  to  Lender  in  writing  as
    Borrower's  chief  executive  office and principal  place(s) of business are
    Borrower's sole offices and place(s) of business,  and Borrower,  by written notice  delivered to Lender at least thirty (30) days prior  thereto,  shall advise Lender of any change thereto.

(i) Borrower  is not an  "investment  company" or a company  "controlled"  by an
    "investment company" as such terms are defined in the Investment Company Act of 1940.

(j) All  income  and other  tax  returns  and  reports  required  to be filed by
    Borrower have been timely filed,  and all taxes shown on such tax returns to be due and payable and all other assessments,  fees and governmental charges upon Borrower and its properties,  assets, income, businesses and franchises have been paid when due and payable.

(k) As of the  date  hereof  and of each  Loan  (i) the sum of  Borrower's  debt
    (including contingent liabilities) does not exceed the present fair saleable value of Borrower's  present assets;  (ii) in Borrower's  reasonable belief,
    Borrower's  capital is (A) currently not  unreasonably  small in relation to its business as it now exists and (B) assuming the success of the new equity financing  (in an  amount  of not less than  $30,000,0000)  contemplated  by
    Borrower,  not  unreasonably  small  in  relation  to  its  business  as  is contemplated  at such time; and (iii) Borrower has not incurred and does not intend to incur, or believe that it will incur,  debts beyond its ability to pay such debts as they become due.

(l) No  information  furnished  to Lender by or on behalf of Borrower for use in connection  with  the  transactions  contemplated  hereby  contains  or will contain,  any  untrue  statement  of a  material  fact or  omits  to state a material fact necessary in order to make the statements  contained herein or therein not misleading in light of the  circumstances in which the same were made. Any projections  contained in such materials are based upon good faith estimates and assumptions  believed by Borrower to be reasonable at the time made.  There are no facts known to  Borrower  that,  individually  or in the aggregate,  could  reasonably  be expected  to result in a Material  Adverse
    Effect.

(m) Borrower  has  provided  to Lender on or prior to the date hereof a schedule that  correctly  identifies the ownership  interest  (including all options, warrants and other rights to acquire  capital stock) of Borrower and each of its Subsidiaries as of the date hereof.

(n) (i) Borrower (A) has been and is in compliance in all material respects with all applicable  Environmental  Laws; (B) has not received any communication, whether from a governmental  authority or otherwise,  alleging that Borrower is not in  such  compliance,  and  there  are no past  or  present  actions, activities,  circumstances conditions,  events or incidents that may prevent or  interfere  with  such  compliance  in  the  future;  (ii)  there  is  no
    Environmental   Claim  pending  or,  to  the  best  knowledge  of  Borrower,

                                       15

    threatened  against  Borrower or against any Person whose  liability for any
    Environmental  Claim  Borrower  has or may have  retained or assumed  either contractually or by operation of law; and (iii) there are no past or present
    actions,  activities,   circumstances,   conditions,  events  or  incidents,
    including,  without limitation, the release,  threatened release or presence of any Hazardous  Material,  which could  reasonably be expected to form the basis of any Environmental  Claim against Borrower or, to the best knowledge of Borrower,  against any Person whose liability for any Environmental Claim
    Borrower  has or may have  retained or assumed  either  contractually  or by operation of law.

(o) (i) Borrower is an "operating company" within the meaning of the regulations of the United  States  Department  of Labor  included  within 29 CFR Section
    2510.3-101  (the "DOL  Regulations")  or is in  compliance  with such  other exception as may be available  under such  regulations to prevent the assets of Borrower  from being  treated as the assets of any employee  benefit plan for  purposes  of the DOL  Regulations  and (ii)  neither  Borrower  nor any subsidiary of Borrower  maintains or is obligated to make  contributions  to any  employee  benefit  plan  that is  subject  to Title IV of the  Employee
    Retirement  Income  Security Act of 1974, as amended from time to time,  and any successor statute ("ERISA").

7.    AFFIRMATIVE AND NEGATIVE COVENANTS

7.1   AFFIRMATIVE COVENANTS. Borrower covenants with Lender that Borrower shall, and shall cause each of its Subsidiaries to: (a) preserve and keep in full force and effect its  existence  and all rights and  franchises,  licenses and permits material to its  business,  (b) pay all income and other  taxes and  assessments imposed upon it or any of its  properties  or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, (c)
comply in all material  respects with the  requirements of all applicable  laws, rules,  regulations and orders of any governmental authority,  (d) keep adequate books of record and  account,  in which  complete  entries  shall be made of all financial  transactions  and the assets and of its business,  (e) on or prior to
March 30, 2007,  deliver to Lender duly executed  landlord or collateral  access agreements,  in form and  substance  satisfactory  to Lender,  for all  premises
(including  offices  and  co-location  facilities)  at which any  Collateral  is located  (other  than  Borrower's  offices  in  Irvington,  New York for which a landlord agreement was delivered to Lender on or prior to the date hereof),  and
(f) promptly  take any and all necessary  Cleanup  action on, under or affecting any property  owned,  leased or operated by Borrower in accordance with all laws and the  policies,  orders  and  directives  of all  federal,  state  and  local governmental  authorities,  and  conduct and  complete  such  Cleanup  action in material compliance with all applicable Environmental Laws.

7.2   NEGATIVE COVENANTS Borrower covenants with Lender that Borrower shall not, and shall not permit any of its Subsidiaries  to: (a) grant a security  interest in, assign,  sell or transfer any of the  Collateral or any of its  Intellectual
Property to any person or permit,  grant,  or suffer or permit a lien,  claim or encumbrance upon any of the Collateral or Intellectual Property,  except for (i)
Permitted  Liens,  or (ii)  the  sale of  Inventory  and  obsolete  or  unneeded
Equipment in the ordinary  course of business,  and upon Lender's  prior written consent;  (b)  permit or suffer  any  Charges  to attach to or affect any of the
Collateral (except Permitted Liens); (c) permit or suffer any receiver,  trustee or assignee for the benefit of creditors to be appointed to take  possession  of any of the  Collateral;  (d) merge or  consolidate  with or  acquire  any Person except  in a  transaction  in which  Borrower  is the  surviving  Person  or, if
Borrower is not the  surviving  Person,  such  transaction  does not result in a
Change of Control;  (e) incur or permit or suffer to exist any  indebtedness for borrowed  money or for the  deferred  purchase  price for  property  or services
(other than Permitted  Debt); (f) voluntarily  prepay any indebtedness  prior to its scheduled  maturity other than pursuant to the terms hereof; (g) make or pay
(i) any dividend or other  distribution,  direct or indirect,  on account of any shares of any class of stock of Borrower or (ii) any  redemption,  retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any  shares  of any  class of stock of  Borrower  or any  outstanding  warrants, options or other rights to acquire such shares;  (h) enter into any  transaction with any Affiliate or any transaction (including,  without limitation,  any sale of assets) not in the ordinary  course of its  business;  (i) make any change in any of its business  objectives,  purposes and  operations,  which has, or could reasonably be expected to have, a Material  Adverse  Effect;  (j) without thirty
(30) days' prior written notice to Lender,  make any change in its legal name or state of formation or  organization,  (k) adopt or otherwise become obligated to contribute  to any  employee  benefit plan that is subject to Title IV of ERISA;
(l) take any action or fail to take an action if, as a result of such  action or inaction,  Borrower would fail to qualify as an "operating  company"  within the meaning of the DOL Regulations or otherwise  comply with such other exception as may be available  under such  regulations to prevent the assets of Borrower from being treated as the assets of any employee benefit plan for purposes of the DOL
Regulations  or (m)  guarantee  the  indebtedness  or other  obligations  of any subsidiary, affiliate or distributor of Borrower.

7.3   COVENANTS  REGARDING  FINANCIAL  STATEMENTS.  Borrower  shall  cause to be furnished to Lender,  (i) the  unqualified,  audited  fiscal year end  financial

                                       16

statements of Borrower  (which shall not contain any "going  concern"  exception
(other than such  qualification if based upon historical  losses,  the amount of cash  shown  on the  financial  statements  of  Borrower  and the  need to raise additional  financing)  or any  exception  relating to scope of review) no later than 180 days  after the  related  fiscal  year end,  (ii) no later than 30 days
after  the  related  month  end,  the  internally   prepared  monthly  financial
statements of Borrower,  certified by Borrower's chief financial  officer,  each containing  consolidated  and  consolidating  profit and loss statements for the month  then  ended and for  Borrower's  fiscal  year to date,  consolidated  and consolidating balance sheets as at the last day of such month and a consolidated statement of cash flows for the month then ended and for Borrower's  fiscal year to date, (iii) summary monthly bank statements,  no later than 30 days after the related month end, reflecting month-end cash balances, (iv) a monthly Compliance and  Disclosure  Certificate,  substantially  in the form of  Exhibit A attached hereto and made a part hereof,  (v) promptly upon Borrower's  Board of Directors approval  thereof,  copies of Borrower's annual operating plan and any revisions thereto and (vi) such other  financial and business  information  of Borrower as
Lender may  reasonably  require,  including  such other  financial and operating performance data as is provided to its outside  investors or commercial  lenders and, if applicable,  required to be provided to  shareholders  by the Securities and Exchange Commission. Each financial statement to be furnished to Lender must be  prepared  in  accordance  with  generally  accepted  accounting  principles, consistently applied.  Borrower also agrees to promptly provide to Lender notice of, and such other data and  information  (financial  and otherwise) at any time and from time to time relating to, any legal actions or proceedings  pending, or to its knowledge,  threatened against Borrower or the occurrence of any event or change that has, or could  reasonably  be expected to have,  a Material  Adverse
Effect. Financial statements may be delivered via electronic mail to Lender.

7.4   COVENANTS RELATING TO ACCOUNTS.  (a) As soon as available but in any event within  fifteen  (15) days of the end of each  calendar  month and at such other times as may be requested by Lender as of the period then ended,  Borrower shall deliver to Lender (i) a Borrowing Base Certificate and supporting information in connection  therewith,  together with any additional reports with respect to the
Borrowing  Base as Lender  may  reasonably  request,  (ii) a  detailed  aging of
Borrower's Accounts (A) including all invoices aged by invoice date and due date
(with an  explanation  of the terms offered) and (B) reconciled to the Borrowing
Base  Certificate  delivered  as of such date  prepared  in a manner  reasonably acceptable to Lender,  together with a summary specifying the name, address, and balance due for each Account Debtor; (iii) a worksheet of calculations  prepared by Borrower to determine  Eligible Accounts detailing the Accounts excluded from
Eligible  Accounts and the reason for such exclusion;  and (iv) a reconciliation of Borrower's  Accounts  between the amounts shown in Borrower's  general ledger and financial  statements and the reports delivered  pursuant to clauses (i) and
(ii) above.

      (b) Borrower may not grant any credit,  discount,  allowance or extension, or enter  into any  agreement  for any of the  foregoing,  except  for  credits, discounts,  allowances  or  extensions  made or given in the ordinary  course of
Borrower's business in accordance with Borrower's historic credit and collection practices and policies without the prior consent of Lender.

      (c) Lender shall have the right at any time or times,  in Lender's name or in the name of a nominee of Lender, to verify the validity,  amount or any other matter relating to any Accounts, by mail, telephone,  facsimile  transmission or otherwise.

7.5   INDEMNIFICATION AND LIABILITY.  Borrower hereby agrees to indemnify Lender
and  hold  Lender  harmless  from  and  against  any  and  all  claims,   debts,
liabilities,   demands,  obligations,  actions,  causes  of  action,  penalties, reasonable costs and expenses (including  reasonable  attorneys' fees), of every nature, character and description,  which Lender may sustain or incur based upon
or  arising  out  of  the  Collateral,   any  of  Borrower's  Liabilities,   any
relationship  or agreement  between  Lender and  Borrower,  or any other matter, cause or thing  whatsoever  occurred,  done,  omitted or  suffered to be done by
Lender  relating to Borrower or Borrower's  Liabilities  (except any such actual damage  amounts  sustained  or  incurred  by Borrower as the result of the gross negligence or willful  misconduct  of Lender).  Should any  third-party  suit or proceeding be instituted by or against  Lender with respect to any Collateral or relating to Borrower,  Borrower shall, without expense to Lender, make available
Borrower  and its  officers,  employees  and  agents  and  Borrower's  books and records,  to the extent that Lender may deem them reasonably  necessary in order to  prosecute  or defend  any such  suit or  proceeding.  Borrower's  obligation hereunder shall survive termination of this Loan Agreement.

8.    DEFAULT

8.1   EVENTS OF DEFAULT. The occurrence of any one of the following events shall constitute a default ("Event of Default") by Borrower under this Loan Agreement:
(a) if Borrower  fails to pay any principal of any Loans when due and payable or fails to pay any other  Borrower's  Liabilities  within  five (5) days after the same  are  due  and  payable;  (b) if any  representation,  warranty,  financial statement,  statement,  report or certificate  made, deemed made or delivered by
Borrower,  or any of its officers,  to Lender is not true and correct when made,

                                       17

deemed made or delivered;  (c) if Borrower fails or neglects to perform, keep or observe  any term,  provision,  condition  or  covenant  contained  in this Loan
Agreement or in the Other Agreements, which is required to be performed, kept or observed by Borrower, other than the payment of Borrower's Liabilities,  and, in the case of any covenant  contained in Section 7.1 hereof, the same is not cured within  fifteen  (15)  days;  (d)  if  any of the  Collateral  or any  other  of
Borrower's  other material assets are attached,  seized,  subjected to a writ or distress  warrant,  or are levied  upon,  or come within the  possession  of any receiver,  trustee,  custodian  or assignee  for the benefit of  creditors;  (e)
[Reserved.];  (f) if a petition  under any section or chapter of the  Bankruptcy
Code or any similar law or regulation  shall be filed by or against  Borrower or if Borrower  shall make an assignment for the benefit of its creditors or if any case or proceeding is filed by Borrower for its dissolution or liquidation,  and in the case of a petition filed against the Borrower,  such action or proceeding is not being dismissed  within 45 days of its  commencement;  (g) if Borrower is enjoined,  restrained or in any way prevented by court order from conducting all or any material part of its business  affairs;  (h) if an application is made by
Borrower or any Person for the  appointment of a receiver,  trustee or custodian for the Collateral or any other of Borrower's  assets, and in the an application by any other  Person  other than the  Borrower,  such  application  is not being dismissed within 30 days of its commencement; (i) if a notice of lien or Charges are filed of record with respect to any of the Collateral by any Person;  (j) if any Change of Control shall occur; (k) if any money judgment, writ or warrant of attachment  or similar  process (if not  adequately  covered by  insurance as to which a solvent and unaffiliated  insurance  company has acknowledged  coverage)
shall be entered or filed against  Borrower or any of its Subsidiaries or any of their respective assets, and such money judgment,  writ or warrant of attachment or similar process is not dismissed  within 15 days of its grant;  (l) this Loan
Agreement or any Other  Agreement shall for any reason fail or cease to be valid and binding on, or enforceable  against,  Borrower or any other party thereto or
Borrower shall so assert;  (m) this Loan Agreement or any Other  Agreement shall for any  reason  cease to be in full force and effect or cease to create a valid and  enforceable  lien and security  interest on any Collateral  purported to be covered thereby or any such lien and security interest shall fail or cease to be a perfected and first priority lien and security  interest (subject to Permitted
Liens);  (n) if Borrower  is in default (i) in the payment of any of  Borrower's debt to Lender under any Other Agreement;  or (ii) in the payment of any debt to any Person  other than Lender in excess of $50,000 or, in the case of clause (i)
or (ii),  any  other  event  shall  occur or  condition  shall  exist  under any agreement or instrument relating to any such debt and such default, condition or event gives the  holders of such debt (or any agent or trustee on their  behalf)
the then current right to accelerate  such  indebtedness,  (o) Borrower fails to raise net proceeds of  $10,000,000  in new equity,  on  commercially  reasonable terms and  conditions  , on or before  July 1, 2007;  (p)  Borrower  changes the nature of its business such that it ceases to generate a majority of its revenue from the business of providing an  electronic  exchange or forum for selling and purchasing advertising media; (q) if two or more of Borrower's senior management cease  to be  employed  by  Borrower  in any 90 day  period  and  each  departed executive is not replaced within 90 days of such  executive's  departure with an
executive  having  comparable   experience  (in  the  reasonable  discretion  of
Borrower's Board of Directors);  provided that a senior  management change shall not be deemed to have  occurred  if the title  and/or  responsibilities  of such senior executive changes, if such executive continues to provide substantial and regular services to Borrower; (r) a Material Investor Event occurs; (s) Borrower becomes engaged in litigation or regulatory  proceedings  which has had or would likely have a Material Adverse Effect; or (t) a Material Adverse Effect upon the
Intellectual Property of Borrower occurs.  Borrower shall provide written notice of any  events or  circumstances  which  would  give rise to an Event of Default under this Section 8.1 promptly (but in no event more than one (1) Business Day)
after  becoming  aware of such events or  circumstances.  Failure of Borrower to give such notice promptly shall constitute an Event of Default hereunder.

8.2   LENDER'S  RIGHTS  AND  REMEDIES.  Upon an Event of Default  under  Section
8.1(f),  without notice by Lender to, or demand by Lender of,  Borrower,  all of
Borrower's  Liabilities shall be automatically  accelerated and shall be due and payable  forthwith and the Revolving  Commitment  and any other  commitments  to provide any financing  hereunder  shall  automatically  terminate,  and upon any other Event of  Default,  without  notice by Lender,  to or demand by Lender of,
Borrower,  Lender may accelerate all of Borrower's Liabilities and same shall be due and payable  forthwith and/or Lender may terminate the Revolving  Commitment and any other commitments to provide any financing hereunder. Lender may, in its sole and  absolute  discretion:  (a)  exercise any one or more of the rights and remedies  accruing  to a  Lender  under  the  Uniform  Commercial  Code or other applicable law of the relevant state or states or other applicable jurisdiction, and in equity,  and under any other instrument or agreement now or in the future entered into between  Lender and Borrower,  including  under this Loan Agreement and the Other Agreements;  (b) enter, with or without process of law and without breach of the peace,  any premises where the Collateral or the books and records of  Borrower  related  thereto  is or may be  located,  and  without  charge  or liability  to Lender  therefor  seize and remove the  Collateral  (and copies of
Borrower's  books and records  relating to the  Collateral)  from said  premises and/or remain upon said premises and use the same  (together with said books and records)  for  the  purpose  of  collecting,  preparing  and  disposing  of  the
Collateral;  (c) sell, lease,  license or otherwise dispose of the Collateral or

                                       18

any part thereof by one or more contracts at one or more public or private sales for cash or credit, provided,  however, that Borrower shall be credited with the net proceeds of such sale(s)  only when such  proceeds are actually  received by
Lender;  and (d)  require  Borrower  to  assemble  the  Collateral  and  make it available  to Lender at a place or places to be  designated  by Lender  which is reasonably convenient to Lender and Borrower.

In addition,  at any time an Event of Default has  occurred  and is  continuing,
Lender  may,  in its  discretion,  enforce  the rights of  Borrower  against any
Account  Debtor,  secondary  obligor  or other  obligor in respect of any of the
Accounts. Without limiting the generality of the foregoing, at any time or times that an Event of Default  has  occurred  and is  continuing,  Lender may, in its discretion,  at such  time or  times  (1)  notify  any or all  Account  Debtors, secondary  obligors or other obligors in respect  thereof that the Accounts have been  assigned  to Lender and that  Lender has a security  interest  therein and
Lender may direct any or all  accounts  debtors,  secondary  obligors  and other obligors to make payment of Accounts directly to Lender,  (2) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise,  and upon any terms or  conditions,  any and all Accounts or other obligations  included in the  Collateral  and thereby  discharge  or release the account debtor or any secondary  obligors or other  obligors in respect  thereof without affecting any of Borrower's Liabilities,  (3) demand, collect or enforce payment of any  Accounts or such other  obligations,  but without any duty to do so, and Lender  shall not be liable  for any  failure to collect or enforce  the payment  thereof nor for the  negligence of its agents or attorneys with respect thereto  and (4)  take  whatever  other  action  Lender  may deem  necessary  or desirable  for the  protection  of its  interests.  At any time that an Event of
Default has occurred and is continuing,  at Lender's  request,  all invoices and statements  sent to any Account  Debtor  shall state that the  Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and  Borrower  shall  deliver to Lender such  originals  of  documents evidencing the sale and delivery of goods or the  performance of services giving rise to any Accounts as Lender may require.

All of Lender's  rights and  remedies  under this Loan  Agreement  and the Other
Agreements  are cumulative and  non-exclusive.  Exercise or partial  exercise by
Lender of one or more of its rights or remedies shall not be deemed an election, nor bar Lender from subsequent  exercise or partial exercise of any other rights or remedies.  Lender  agrees to give notice of any sale to Borrower at least ten
(10) days  prior to any  public  sale or at least ten (10) days  before the time after  which any  private  sale may be held.  Borrower  agrees  that  Lender may purchase any such Collateral  (including by way of credit bid), and may postpone or adjourn  any such sale from time to time by an  announcement  at the time and place of sale or by  announcement  at the time and  place of such  postponed  or adjourned  sale,  without being required to give a new notice of sale.  Borrower agrees that Lender has no obligation to preserve rights against prior parties to the Collateral.

8.3   POWER OF ATTORNEY.  Upon the  occurrence of any Event of Default,  without limiting  Lender's  other  rights  and  remedies,  Borrower  grants to Lender an irrevocable  power of attorney  coupled  with an interest  (in  addition to such other powers of attorney  granted to Lender  elsewhere in this Loan  Agreement), authorizing  and  permitting  Lender at any time,  at its  option,  but  without obligation,  with or without notice to Borrower,  and at Borrower's  expense, to execute  on behalf of  Borrower  any  Additional  Documentation,  or such  other instruments  or documents as may be reasonably  necessary in order to exercise a right of Borrower or Lender,  including  but not limited to the execution of any proof of claim in bankruptcy,  any notice of lien,  claim of mechanic's or other lien,  or  assignment  or  satisfaction  of mechanic's or other lien, or to take control in any manner of any cash or non-cash  proceeds of  Collateral  and take any action or pay any sum required of Borrower  pursuant to this Loan  Agreement and any Other  Agreement.  In no event shall Lender's rights under the foregoing power of attorney or any of Lender's  other rights under this Loan  Agreement be deemed to indicate  that  Lender is in control of the  business,  management  or properties of Borrower.

9.    GENERAL PROVISIONS

9.1   NOTICES.  All  notices,   demands  or  other  communications  required  or
permitted to be given or delivered  under or by reason of the provisions  hereof shall be in writing  and shall be deemed to have been  given when (i)  delivered personally to the  recipient,  (ii) sent via facsimile  transmission,  (iii) the next Business Day after having been sent to the recipient by reputable overnight courier service  (charges  prepaid) or (iv) four Business Days after having been mailed  to the  recipient  by  certified  or  registered  mail,  return  receipt requested and postage prepaid.  Such notices,  demands and other  communications shall  be sent to the  parties  hereunder  at  their  respective  addresses  and transmission  numbers  indicated on the signature page hereof,  or to such other address or to the  attention  of such other  person as the  recipient  party has specified by prior written notice to the sending party.

                                       19

9.2   SEVERABILITY.  Should any provision of this Loan  Agreement be held by any court of competent  jurisdiction to be void or unenforceable,  such defect shall not affect the remainder of this Loan  Agreement,  which shall  continue in full force and effect.

9.3   INTEGRATION;  MODIFICATION.  This Loan Agreement, the Other Agreements and
such other written  agreements,  documents and instruments as may be executed in connection  herewith  or  pursuant  hereto  are the final,  entire and  complete
agreement   between   Borrower   and   Lender  and   supersede   all  prior  and
contemporaneous  negotiations and oral  representations  and agreements,  all of which are merged and integrated in this Loan Agreement and the Other Agreements.
There are no oral  understandings,  representations  or  agreements  between the parties which are not set forth in this Loan  Agreement or the Other  Agreements or in other written  instruments,  documents or agreements signed by the parties in connection herewith.  If any provision contained in this Loan Agreement is in conflict with, or inconsistent with, any provision in the Other Agreements,  the provision  contained in this Loan Agreement  shall govern and control,  it being the intent of the parties, however, that the terms of each of the Loan Agreement and the Other  Agreements  shall  remain in full  force  and  effect.  This Loan
Agreement  and the Other  Agreements  may not be  modified,  altered  or amended except by an agreement in writing signed by Borrower and Lender.

9.4   TIME OF ESSENCE.  Time is of the essence in the performance by Borrower of each and every obligation under this Loan Agreement.

9.5   ATTORNEYS' FEES AND OTHER COSTS.  Borrower shall reimburse  Lender for all reasonable  out-of-pocket  costs and  expenses,  including  but not  limited  to reasonable attorneys' fees and all filing,  recording,  search, title insurance, appraisal,  audit,  and other  reasonable costs incurred by Lender in connection with any amendment or waiver to this Loan Agreement or any Other Agreement;  the enforcement of any of its rights  hereunder  against Borrower or the Collateral, including in bankruptcy; enforcing Lender's security interest in the Collateral, and  representing  Lender in all such matters.  Borrower shall also pay Lender's standard  charges for  returned  checks in effect from time to time.  Borrower's obligation hereunder shall survive termination of this Loan Agreement.

9.6   BENEFIT OF AGREEMENT;  ASSIGNMENT.  The  provisions of this Loan Agreement shall be binding  upon and inure to the  benefit of the  respective  successors, assigns,  heirs,  beneficiaries  and  representatives  of  Borrower  and Lender;
provided,  however,  that  Borrower may not assign or transfer any of its rights under this Loan Agreement  without the prior written consent of Lender,  and any prohibited  assignment shall be void. Borrower hereby consents to Lender's sale, assignment,  transfer  or other  disposition,  at any time and from time to time hereafter,  of this Loan Agreement,  or the Other Agreements,  or of any portion thereof,  including  without  limitation  Lender's  rights,  titles,  interests, remedies,  powers and/or duties.  Borrower shall establish and maintain a record of  ownership  (the  "REGISTER")  in which it agrees to  register  by book entry
Lender's and each initial and subsequent  assignee's  interest in each Loan, and in the right to receive any payments  hereunder  and any  assignment of any such interest.  Notwithstanding  anything  to the  contrary  contained  in this  Loan
Agreement,  the  Loans  (including  the  notes in  respect  of such  Loans)  are registered  obligations  and the right,  title,  and  interest of Lender and its assignees  in and to such Loans  shall be  transferable  upon  notation  of such transfer in the Register,  pursuant to Borrower's  obligation above. In no event is any note to be  considered a bearer  instrument  or bearer  obligation.  This
Section  shall be  construed  so that the Loans are at all times  maintained  in
"registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2)
of the  Internal  Revenue  Code and any related  regulations  (or any  successor provisions of the Code or such regulations).

9.7   JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one Person, their  liability  shall be joint and several,  and the  compromise  of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

9.8   PARAGRAPH  HEADINGS.  Paragraph  headings  are  only  used  in  this  Loan
Agreement  for  convenience.  The term  "including",  whenever used in this Loan
Agreement,  shall mean  "including  but not limited to". This Loan Agreement has been fully  reviewed and  negotiated  between the parties and no  uncertainty or ambiguity  in any term or provision  of this Loan  Agreement  shall be construed strictly against Lender or Borrower under any rule of construction or otherwise.

9.9   INTEREST LAWS.  Notwithstanding any provision to the contrary contained in this Loan  Agreement or any Other  Agreement,  Borrower shall not be required to pay, and Lender  shall not be  permitted  to collect,  any amount of interest in excess of the maximum  amount of interest  permitted by applicable  law ("Excess
Interest").  If any Excess  Interest is provided for or determined by a court of competent  jurisdiction  to have been provided for in this Loan  Agreement or in any Other  Agreement,  then in such event: (1) the provisions of this subsection shall govern and control;  (2) Borrower shall not be obligated to pay any Excess
Interest;  (3) any Excess  Interest that Lender may have  received  hereunder or under any Other  Agreement shall be, at such Lender's  option,  (a) applied as a credit against the outstanding  principal  balance of Borrower's  Liabilities or accrued and unpaid interest (not to exceed the maximum amount permitted by law),

                                       20

(b) refunded to the payor thereof, or (c) any combination of the foregoing;  (4)
the  interest  rate(s)  provided for herein or in any Other  Agreement  shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable  law (the  "Maximum  Rate"),  and this Loan  Agreement  and the Other
Agreements  shall be deemed to have been and shall be,  reformed and modified to reflect  such  reduction;  and (5)  Borrower  shall not have any action  against
Lender for any damages  arising out of the payment or  collection  of any Excess
Interest.

9.10  NO IMPLIED  WAIVERS.  Lender's  failure at any time or times  hereafter to exercise any rights or remedies or to require strict  performance by Borrower of any  provision of this Loan  Agreement  shall not waive,  affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith and all rights and remedies shall continue in full force and effect until all of
Borrower's Liabilities have been fully and indefeasibly paid and performed.  Any suspension  or waiver by Lender of an Event of  Default by  Borrower  under this
Loan Agreement or the Other  Agreements  shall not suspend,  waive or affect any other  Event of  Default by  Borrower  under  this Loan  Agreement  or the Other
Agreements,  whether the same is prior or subsequent  thereto and whether of the same or of a different  type.  No waiver by Lender of any Event of Default or of any of the undertakings,  agreements,  warranties, covenants and representations of Borrower  contained in this Loan Agreement or the Other  Agreements  shall be effective  unless  specifically  waived by an instrument in writing signed by an officer of Lender.

9.11  ACCEPTANCE BY LENDER.  This Loan  Agreement  shall become  effective  upon acceptance  by Lender,  in writing,  at its  principal  place of business as set forth  above.  If so  accepted  by  Lender,  this Loan  Agreement  and the Other
Agreements shall be deemed to have been made at said place of business.

9.12  LAW AND VENUE.  THIS LOAN AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE  WITH THE LAWS  AND  DECISIONS  OF THE  STATE OF NEW  YORK.  BORROWER
CONSENTS AND SUBMITS TO THE  JURISDICTION  OF ANY LOCAL,  STATE OR FEDERAL COURT
LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS.  BORROWER WAIVES ANY RIGHT
IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY  LITIGATION  BROUGHT  AGAINST
BORROWER BY LENDER OR TO ASSERT THAT ANY ACTION INSTITUTED BY LENDER OR BORROWER
IN SUCH COURT IS AN IMPROPER  VENUE OR SUCH ACTION  SHOULD BE  TRANSFERRED  TO A
MORE CONVENIENT FORUM.

9.13  WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH WAIVE THE RIGHT TO TRIAL
BY JURY IN ANY ACTION OR  PROCEEDING  BASED UPON,  ARISING OUT OF, OR IN ANY WAY
RELATING  TO,  THIS LOAN  AGREEMENT  WHETHER  SOUNDING  IN  CONTRACT  OR TORT OR
OTHERWISE.

9.14  CONFIDENTIALITY.  The  provisions  of this  Loan  Agreement  and the Other
Agreements  shall be held in strictest  confidence  by Borrower and shall not be publicized  or  disclosed  in any manner  whatsoever;  PROVIDED,  HOWEVER,  that
Borrower may disclose this Loan Agreement and the Other Agreements in confidence to its attorneys, accountants,  auditors, insurers, tax preparers, and financial advisors,  and insofar as such disclosure may be necessary to enforce its terms, or as otherwise required by law, rule or regulations.

SIGNATURE PAGE FOLLOWS:

                                       21

IN WITNESS WHEREOF,  this Loan and Security  Agreement has been duly executed as of the day and year first above written.

  BORROWER:                        ACCEPTED BY:

  BORROWER: SWMX, INC.                   LENDER: BLUECREST CAPITAL FINANCE, L.P.
                                                 BY: BLUECREST CAPITAL
                                                 FINANCE GP, LLC, ITS
                                                 GENERAL PARTNER
        BY: /s/ James Caci                   BY: /s/

      NAME: James Caci                     NAME:
     TITLE: Chief Financial Officer       TITLE:

ADDRESS FOR ONE BRIDGE STREET       ADDRESS FOR  225 WEST WASHINGTON STREET
   NOTICES: IRVINGTON, NY 10533         NOTICES: SUITE 200
                                                 CHICAGO, IL  60606
 TELEPHONE: 914-406-8475                         ATTENTION:  LEGAL DEPARTMENT
 FACSIMILE:                           TELEPHONE  312-368-4973
                                      FACSIMILE: 312-443-0126

                                                 WITH A COPY TO:

                                                 225 WEST WASHINGTON
                                                 SUITE 200
                                                 CHICAGO, IL 60606
                                                 ATTENTION:  MARK KING
                                      TELEPHONE: 312-368-4978
                                      FACSIMILE: 312-443-0126

  BORROWER:

  BORROWER: SOFTWAVE MEDIA
            EXCHANGE, INC.
        BY: /s/ James Caci

      NAME: James Caci
     TITLE: Chief Financial Officer

ADDRESS FOR ONE BRIDGE STREET
   NOTICES: IRVINGTON, NY  10533

 TELEPHONE: 914-406-8475
 FACSIMILE:

                                       22

                             Schedule of Exceptions

   1. PERMITTED DEBT

      a)  Purchase Money  Security  Interest made by IBM Credit LLC evidenced by
          UCC Financing Number - 2007 0006279 filed with the State of Delaware.

   2. PERMITTED LIENS

      a)  Purchase  Money Security  Interest  Secured Party - IBM Credit LLC UCC
          Financing Number - 2007 0006279 Jurisdiction - State of Delaware

   3. LIST OF MATERIAL INVESTORS

      Joshua Wexler
      Stavros Aloizos

   4. LIST OF STRATEGIC INVESTORS

      None

                                       23

                                    EXHIBIT A

                 OFFICER'S COMPLIANCE AND DISCLOSURE CERTIFICATE
                    (attachment to monthly financial reports)

      Reference is hereby made to certain loan or credit agreements (together with all instruments, documents and agreements entered into in connection therewith, the "Loan Documents") by and between BlueCrest Capital Finance, L.P.
("Lender ") and SWMX, Inc. and SoftWave Media Exchange, Inc. (jointly and severally, "Borrower"). The undersigned, _________________ and _______________
each hereby certifies to Lender that he/she is the duly elected and acting
__________________ of SWMX, Inc. and __________________ of SoftWave Media
Exchange, Inc., respectively, and that:

   (i)   FINANCIAL  STATEMENTS  - GENERAL.  The  attached  financial  statements fairly  reflect the  financial  condition  of Borrower in all  material respects in accordance with generally  accepted  accounting  principles applied in a  consistent  manner,  except as  disclosed on the attached
         SCHEDULE OF FINANCIAL  STATEMENT  EXCEPTIONS (if none, so state on said
         Schedule) and there has been no material  adverse change in the assets, liabilities or financial  condition of Borrower since  ____________ __,
         200_;

   (ii)  FINANCIAL  STATEMENTS  -  OFF-BALANCE  SHEET.  All  material  financial obligations and contingent obligations of Borrower not otherwise listed and itemized on the attached financial statements, are disclosed on the attached SCHEDULE OF FINANCIAL STATEMENT Exceptions,  including but not
         limited  to  material  off-balance  sheet  leasing   obligations,   and
         guarantees  of  financial  obligations  of  Borrower,  its  affiliates, subsidiaries,  officers and related  parties (if none, so state on said
         Schedule);

   (iii) FINANCIAL STATEMENTS - RELATED PARTY TRANSACTIONS. All material related party transactions,  including but not limited to loans, receivables or payables  due to/from  Borrower's  officers or  employees,  affiliates, subsidiaries,  or other related parties,  are disclosed on the attached
         SCHEDULE OF FINANCIAL  STATEMENT  EXCEPTIONS (if none, so state on said
         Schedule);

   (iv)  COMPLIANCE  WITH  APPLICABLE  LAW.  Except  as  noted  on the  attached
         SCHEDULE OF COMPLIANCE  ISSUES,  there are no material  events  whereby
         Borrower  or,  to the  knowledge  of  Borrower,  Borrower's  directors, employees, affiliates, subsidiaries or other related parties are acting or conducting business contrary to applicable local, state, or national laws in the country or countries  in which said parties are  conducting business;

   (v)   ABSENCE  OF  DEFAULT.  Except  as noted  on the  attached  SCHEDULE  OF
         COMPLIANCE  ISSUES,  no Default or Event of Default  exists on the date hereof; and

   (vi)  LITIGATION.  There are no actions,  suits or proceedings pending or, to the knowledge of Borrower and the  undersigned,  threatened  against or affecting Borrower in any court or before any governmental  commission, board or authority which, if adversely determined, will have a material adverse  effect  (separately  or in the  aggregate)  on the  ability of
         Borrower to perform its  obligations  under the any of Loan  Documents.
         Borrower  is  involved  in such  litigation  and other  disputes as are listed on the attached SCHEDULE OF COMPLIANCE ISSUES (if none, so state on said Schedule).

The  undersigned  has executed this  certificate as of  _______________________,
200_.

      Signature: _________________________________________

      By (printed name and title):  ___________________________

                                       24

SCHEDULE OF FINANCIAL STATEMENT EXCEPTIONS

Category of Disclosure        Financial Date    Comments (If None, State "None")
----------------------        --------------    --------------------------------

General Exceptions:

Off-Balance Sheet:

Related Party Transactions:

SCHEDULE OF COMPLIANCE ISSUES

Parties Involved  Date of Filing/incident   Nature of Dispute or Issue (If None, State "none")
----------------  -----------------------   --------------------------

Compliance Issues:

Litigation Issues:

      Signatory Initials: ___________________

                                       25

                                    EXHIBIT B

                             FUNDING REQUEST NO. ___
                                       FOR
                     LOAN AND SECURITY AGREEMENT NO. V07106
                                 BY AND BETWEEN
                   BLUECREST CAPITAL FINANCE, L.P., AS LENDER
                                       AND
                  SWMX, INC. AND SOFTWAVE MEDIA EXCHANGE, INC.,
                       JOINTLY AND SEVERALLY, AS BORROWER

Borrower  hereby requests an advance under the terms of the above described Loan and Security  Agreement (the "Loan Agreement") in the original  principal amount of _____________________ Dollars ($______________________).

Borrower hereby  acknowledges and agrees that the representations and warranties as set forth in the Loan Agreement are as if fully set forth herein, and further agrees that any and all Conditions  Precedent to the making of an advance by the
Lender set forth in the Loan  Agreement  either have been  satisfied  or will be satisfied  as a  result  of the  making  by  Lender  of this  advance.  Borrower represents  and warrants that there has been no material  adverse  change in the financial  condition,  internal  organization  and/or business  prospects of the
Borrower  since the later of the date of the Loan  Agreement  or the date of the last advance made by the Lender thereunder.

The  advance  hereby  requested  hereby  shall be secured by the  Collateral  as defined  in the Loan  Agreement,  including  but not  limited  to the  Equipment described in the attached Schedule A.

The undersigned certifies that the undersigned is a duly authorized signatory of the  Borrower,  and that as such the  undersigned  is authorized to execute this request on behalf of the Borrower.

                                          SWMX, INC.
                                          Borrower

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Its:
                                              ----------------------------------

                                          Date:
                                               ---------------------------------

                                          SOFTWAVE MEDIA EXCHANGE, INC.
                                          Jointly and Severally, Borrower

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Its:
                                              ----------------------------------

                                          Date:
                                               ---------------------------------

                                       26

                                    EXHIBIT C

                       FORM OF BORROWING BASE CERTIFICATE
                                       FOR
                     LOAN AND SECURITY AGREEMENT NO. V07106
                                 BY AND BETWEEN
                   BLUECREST CAPITAL FINANCE, L.P., AS LENDER
                                       AND
                  SWMX, INC. AND SOFTWAVE MEDIA EXCHANGE, INC.,
                       JOINTLY AND SEVERALLY, AS BORROWER

                                       27

                                   SCHEDULE 1

                        APPROVED FOREIGN ACCOUNT DEBTORS

                                       28